UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28*

Date of reporting period: February 28, 2018

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

February 28, 2018

MFS® Diversified Income Fund

DIF-ANN

MFS® Diversified Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In spite of this,

global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased

U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized uptick in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 13, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 11/30/2021	2.1%
Fannie Mae, 3.5%, 30 Years	2.0%
Fannie Mae, 4%, 30 Years	1.9%
Simon Property Group, Inc., REIT	1.8%
Public Storage, Inc., REIT	1.6%
Medical Properties Trust, Inc., REIT	1.1%
U.S. Treasury Notes, 2.75%, 2/15/2019	1.0%
Sun Communities, Inc., REIT	1.0%
Alexandria Real Estate Equities, Inc., REIT	1.0%
Brixmor Property Group Inc., REIT	1.0%

Equity sectors (i)
Financial Services	20.8%
Consumer Staples	2.9%
Health Care	2.8%
Utilities & Communications	2.8%
Technology	2.1%
Energy	2.0%
Industrial Goods & Services	1.3%
Basic Materials	0.9%
Autos & Housing	0.8%
Special Products & Services	0.6%
Retailing	0.4%
Transportation	0.4%
Leisure	0.3%

Fixed income sectors (i)
High Yield Corporates	20.3%
Emerging Markets Bonds	17.4%
Mortgage-Backed Securities	10.6%
U.S. Treasury Securities	7.8%
U.S. Government Agencies	1.2%
Investment Grade Corporates	0.6%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Debt Obligations	0.5%
Floating Rate Loans	0.4%
Municipal Bonds	0.3%
Asset-Backed Securities (o)	0.0%
Non-U.S. Government Bonds (o)	(0.0)%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	0.3%
A	1.8%
BBB	5.5%
BB	13.6%
B	15.2%
CCC	2.3%
CC (o)	0.0%
D (o)	0.0%
U.S. Government	8.0%
Federal Agencies	11.9%
Not Rated (o)	0.0%
Non-Fixed Income	38.1%
Cash & Cash Equivalents	1.1%
Other	1.2%

Issuer country weightings (i)(x)
United States	67.4%
Canada	2.7%
Switzerland	2.0%
United Kingdom	1.8%
France	1.5%
Argentina	1.4%
China	1.3%
Russia	1.1%
Ukraine	1.0%
Other Countries	19.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency.Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Portfolio Composition – continued

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of February 28, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund (“fund”) includes investments in high yield corporate bonds, U.S. government debt, emerging markets debt, real estate investment trusts (“REITs”) and global equity securities.

For the twelve months ended February 28, 2018, Class A shares of the fund provided a total return of 2.19%, at net asset value. This compares with a return of 17.10% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (“Blended Index”) generated a return of 1.66% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and a significant cut in personal and corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, in the second half of the period, the Bank of England hiked its policy rate for the first time in a decade. European growth reflected a generally calmer political economic backdrop, though anti-establishment parties continue to increase their representation in European parliaments. Bond yields in most developed markets rose moderately late in the period, but remain low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market leveled off, constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a

Management Review – continued

sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement and significant additional policy action ramped up in early 2018, with tariffs placed on several categories of US imports.

Factors Affecting Performance

During the reporting period, both security selection and an underweight position in the fund’s high yield corporate debt sleeve were primary detractors from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, which is a component of the Blended Index.

In contrast, strong security selection within the both the fund’s REIT and emerging markets debt segments contributed to relative performance. Both of these asset class sleeves outpaced their respective benchmarks during the reporting period. To a lesser extent, security selection within both the global equity and U.S. Government debt segments also helped relative returns.

Respectfully,

Portfolio Manager(s)

William Adams, Ward Brown, David Cole, Rick Gable, Matt Ryan, Jonathan Sage, Geoffrey Schechter, and Jim Swanson

Note to Shareholders: Effective March 1, 2018, Robert Almeida and Michael Skatrud became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/28/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 2/28/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/06	2.19%	5.17%	6.58%	N/A
C	5/26/06	1.34%	4.37%	5.79%	N/A
I	5/26/06	2.36%	5.41%	6.84%	N/A
R1	7/01/08	1.42%	4.37%	N/A	6.06%
R2	7/01/08	1.85%	4.89%	N/A	6.60%
R3	7/01/08	2.19%	5.15%	N/A	6.86%
R4	7/01/08	2.36%	5.43%	N/A	7.12%
R6	7/02/12	2.54%	5.53%	N/A	6.38%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		17.10%	14.73%	9.73%	N/A
MFS Diversified Income Fund Blended Index (f)(w)		1.66%	4.60%	6.26%	N/A
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		(0.23)%	1.24%	3.05%	N/A
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		4.18%	5.34%	8.36%	N/A
JPMorgan Emerging Markets Bond Index Global (f)		3.31%	3.63%	6.75%	N/A
MSCI All Country World High Dividend Yield Index (net div) (f)		13.09%	7.12%	4.77%	N/A
MSCI U.S. REIT Index (net div) (f)		(11.29)%	4.34%	5.19%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.16)%	4.26%	6.11%	N/A
C With CDSC (1% for 12 months) (v)		0.36%	4.37%	5.79%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Diversified Income Fund Blended Index is at a point in time and allocations during the period can change. As of February 28, 2018, the MFS Diversified Income Fund Blended Index was comprised of 25% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15% JPMorgan Emerging Markets Bond Index Global, 20% MSCI U.S. REIT Index (net div), and 20% MSCI All Country World High Dividend Yield Index (net div).

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI All Country World High Dividend Yield Index (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.

MSCI U.S. REIT Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2017 through February 28, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/17	Ending Account Value 2/28/18	Expenses Paid During Period (p) 9/01/17-2/28/18
A	Actual	0.98%	$1,000.00	$986.25	$4.83
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91
C	Actual	1.73%	$1,000.00	$982.51	$8.50
	Hypothetical (h)	1.73%	$1,000.00	$1,016.22	$8.65
I	Actual	0.73%	$1,000.00	$986.68	$3.60
	Hypothetical (h)	0.73%	$1,000.00	$1,021.17	$3.66
R1	Actual	1.73%	$1,000.00	$982.49	$8.50
	Hypothetical (h)	1.73%	$1,000.00	$1,016.22	$8.65
R2	Actual	1.23%	$1,000.00	$984.99	$6.05
	Hypothetical (h)	1.23%	$1,000.00	$1,018.70	$6.16
R3	Actual	0.98%	$1,000.00	$986.25	$4.83
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91
R4	Actual	0.73%	$1,000.00	$987.49	$3.60
	Hypothetical (h)	0.73%	$1,000.00	$1,021.17	$3.66
R6	Actual	0.64%	$1,000.00	$987.96	$3.15
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/28/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 38.2%
Issuer	Shares/Par	Value ($)
Agency - Other - 0.0%
Financing Corp., 10.35%, 8/03/2018	$715,000	$740,996

Asset-Backed & Securitized - 1.0%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 2.882% (LIBOR-3mo. + 1.16%), 7/15/2026 (n)	$3,316,000	$3,316,623
Atrium CDO Corp., 2011-A, “A1R”, FLR, 2.884% (LIBOR-3mo. + 1.14%), 10/23/2025 (n)	3,358,000	3,359,867
Cent CLO LP, 2014-21A, “A1”, FLR, 2.97% (LIBOR-3mo. + 1.21%), 7/27/2026 (n)	3,552,111	3,560,301
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	2,850,000	2,800,919
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	2,574,000	2,543,804
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,800,000	1,839,658
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	2,283,378	2,263,700
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	58,835	58,784
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.882% (LIBOR-3mo. + 1.16%), 10/15/2026 (n)	2,267,245	2,267,955
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FLR, 2.188% (LIBOR-1mo. + 0.6%), 8/15/2020	691,000	692,485
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,750,000	1,744,434
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	1,888,516	1,897,915
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	700,873	699,446
TICP CLO Ltd., FLR, 2.925% (LIBOR-3mo. + 1.18%), 1/20/2027 (n)	3,317,451	3,318,370
UBS Commercial Mortgage Trust 2017-C1, “A4”, 3.544%, 11/15/2050	1,505,000	1,496,423
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	1,516,848	1,524,490
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	1,258,254	1,235,983
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	2,500,000	2,516,084

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
West CLO Ltd. 2013-1A, “A1AR”, FLR, 2.953% (LIBOR-3mo. + 1.16%), 11/07/2025 (n)	$1,878,081	$1,879,046

		$39,016,287
Automotive - 0.1%
Ford Motor Credit Co. LLC, 2.551%, 10/05/2018	$748,000	$747,687
Hyundai Capital America, 2%, 3/19/2018 (n)	810,000	809,920
Hyundai Capital America, 2.4%, 10/30/2018 (n)	182,000	181,598

		$1,739,205
Building - 0.3%
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)	$4,284,000	$4,369,680
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)	6,819,000	7,023,570

		$11,393,250
Business Services - 0.1%
Cisco Systems, Inc., 2.6%, 2/28/2023	$1,052,000	$1,033,021
Tencent Holdings Ltd., 3.595%, 1/19/2028 (n)	1,776,000	1,724,701

		$2,757,722
Cable TV - 0.1%
VTR Finance B.V., 6.875%, 1/15/2024 (n)	$4,248,000	$4,428,540

Chemicals - 0.1%
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)	$898,000	$911,470
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	680,000	714,000
Consolidated Energy Finance S.A., 6.875%, 6/15/2025	1,855,000	1,947,750
Sherwin Williams Co., 2.75%, 6/01/2022	1,564,000	1,525,094

		$5,098,314
Computer Software - 0.0%
Microsoft Corp., 3.125%, 11/03/2025	$476,000	$469,656

Computer Software - Systems - 0.0%
Apple, Inc., 3.25%, 2/23/2026	$1,404,000	$1,381,575

Conglomerates - 0.2%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	$5,300,000	$5,382,945

Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2018 (a)(d)(n)	$1,409,000	$243,053
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)	2,102,000	315,270
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	3,072,000	460,756

		$1,019,079

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Products - 0.1%
Controladora Mabe S.A. de C.V., 7.875%, 10/28/2019		$1,424,000	$1,505,880
Newell Rubbermaid, Inc., 3.15%, 4/01/2021		998,000	987,908
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)		1,734,000	1,632,298

			$4,126,086
Consumer Services - 0.1%
Alibaba Group Holding Ltd., 3.4%, 12/06/2027		$5,224,000	$4,984,899

Containers - 0.1%
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)		$2,967,000	$2,996,670

Emerging Market Quasi-Sovereign - 4.1%
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029 (n)		$802,000	$764,004
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)		3,245,000	3,166,082
Autoridad del Canal de Panama, 4.95%, 7/29/2035		1,220,000	1,311,500
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		281,000	302,075
Banco do Brasil S.A. (Cayman Branch), 4.625%, 1/15/2025 (n)		743,000	725,354
Banco Nacional de Comercio Exterior, S.N.C., 3.8% to 8/11/2021, FLR to 8/11/2026 (n)		2,508,000	2,464,110
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024 (n)		357,000	386,899
Development Bank of Kazakhstan, 4.125%, 12/10/2022		4,894,000	4,845,060
Empresa Nacional del Petroleo, 4.75%, 12/06/2021		1,721,000	1,786,298
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)		2,469,000	2,530,038
Equate Petrochemical B.V., 4.25%, 11/03/2026		1,500,000	1,490,670
Export-Import Bank of India, 3.375%, 8/05/2026 (n)		316,000	298,439
Export-Import Bank of India, 3.875%, 2/01/2028 (z)		12,059,000	11,702,596
Gaz Capital S.A., 4.95%, 2/06/2028 (n)		3,726,000	3,811,951
Gaz Capital S.A., 7.288%, 8/16/2037		9,788,000	11,990,300
Kazakhstan Temir Zholy Finance B.V., 4.85%, 11/17/2027 (n)		6,560,000	6,556,025
KazMunayGas National Co., 4.75%, 4/19/2027 (n)		4,085,000	4,115,638
KazMunayGas National Co., 5.75%, 4/19/2047 (n)		528,000	532,201
KazTransGas JSC, 4.375%, 9/26/2027 (n)		7,654,000	7,329,195
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034		4,620,000	4,878,258
Magyar Export-Import Bank PLC, 4%, 1/30/2020		2,518,000	2,548,861
Majapahit Holding B.V., 7.875%, 6/29/2037		2,000,000	2,592,500
NTPC Ltd., 7.375%, 8/10/2021	INR	120,000,000	1,851,509
NTPC Ltd., 7.25%, 5/03/2022	INR	90,000,000	1,380,418
NTPC Ltd., 4.375%, 11/26/2024		$5,157,000	5,276,617
OCP S.A., 6.875%, 4/25/2044		2,448,000	2,736,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Office Cherifien des Phosphates S.A., 4.5%, 10/22/2025 (n)	$2,898,000	$2,847,360
Office Cherifien des Phosphates S.A., 6.875%, 4/25/2044 (n)	2,519,000	2,815,481
Petroamazonas, 4.625%, 11/06/2020 (n)	302,000	290,675
Petrobras Global Finance B.V., 5.299%, 1/27/2025 (n)	3,000,000	2,940,000
Petrobras Global Finance B.V., 7.375%, 1/17/2027	7,607,000	8,245,988
Petrobras Global Finance B.V., 5.999%, 1/27/2028 (n)	4,153,000	4,090,705
Petrobras Global Finance B.V., 5.75%, 2/01/2029	6,358,000	6,119,575
Petroleos del Peru S.A., 5.625%, 6/19/2047	1,515,000	1,532,983
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)	4,117,000	4,024,368
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)	379,000	383,499
Petroleos Mexicanos, 5.35%, 2/12/2028 (z)	1,785,000	1,754,655
Sinopec Capital (2013) Ltd., 4.25%, 4/24/2043 (n)	2,765,000	2,717,862
Sinopec Group Overseas Development (2017) Ltd., 3.625%, 4/12/2027 (n)	652,000	632,427
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	8,595,000	9,526,853
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027 (n)	3,774,000	3,656,025
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027	9,526,000	9,228,217
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023	3,933,000	3,928,280
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030	2,926,000	3,222,228
State Savings Bank of Ukraine PJSC, 9.625%, 3/20/2025	4,863,000	5,239,883

		$160,569,787
Emerging Market Sovereign - 8.5%
Arab Republic of Egypt, 6.125%, 1/31/2022 (n)	$2,754,000	$2,853,474
Arab Republic of Egypt, 6.125%, 1/31/2022	4,445,000	4,605,553
Arab Republic of Egypt, 5.577%, 2/21/2023 (z)	3,045,000	3,096,552
Arab Republic of Egypt, 7.5%, 1/31/2027	1,900,000	2,054,702
Arab Republic of Egypt, 6.588%, 2/21/2028 (z)	2,373,000	2,398,671
Dominican Republic, 5.5%, 1/27/2025 (n)	1,211,000	1,248,844
Dominican Republic, 6.875%, 1/29/2026	5,450,000	6,104,000
Dominican Republic, 5.95%, 1/25/2027	3,057,000	3,235,834
Dominican Republic, 8.625%, 4/20/2027	5,665,000	6,812,163
Dominican Republic, 6.5%, 2/15/2048 (z)	2,660,000	2,759,750
Emirate of Abu Dhabi, 3.125%, 10/11/2027 (n)	443,000	417,729
Emirate of Abu Dhabi, 4.125%, 10/11/2047 (n)	590,000	558,302
Federal Republic of Ethiopia, 6.625%, 12/11/2024	2,308,000	2,313,770
Federal Republic of Nigeria, 6.5%, 11/28/2027 (n)	5,141,000	5,197,962
Federal Republic of Nigeria, 7.143%, 2/23/2030 (z)	1,113,000	1,142,495

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Federal Republic of Nigeria, 7.696%, 2/23/2038 (z)		$1,425,000	$1,478,438
Federative Republic of Brazil, 4.625%, 1/13/2028		4,077,000	4,011,768
Government of Jamaica, 7.875%, 7/28/2045		432,000	524,880
Government of Malaysia, 0%, 9/07/2018	MYR	14,265,000	3,581,564
Government of Malaysia, 3.58%, 9/28/2018	MYR	42,038,000	10,760,580
Government of Poland, 3.75%, 4/25/2018	PLN	34,352,000	10,071,060
Government of Ukraine, 7.75%, 9/01/2021		$8,591,000	9,090,824
Government of Ukraine, 7.75%, 9/01/2022		4,009,000	4,229,014
Government of Ukraine, 7.75%, 9/01/2024 (n)		2,600,000	2,697,500
Government of Ukraine, 7.75%, 9/01/2024		2,000,000	2,075,000
Government of Ukraine, 7.75%, 9/01/2025 (n)		2,600,000	2,678,208
Government of Ukraine, 7.75%, 9/01/2025		5,470,000	5,634,538
Government of Ukraine, 7.375%, 9/25/2032 (n)		8,561,000	8,306,071
Ivory Coast, 5.75%, 12/31/2032		5,383,665	5,202,483
Kingdom of Jordan, 7.375%, 10/10/2047 (n)		319,000	336,622
Kingdom of Saudi Arabia, 3.625%, 3/04/2028 (n)		2,715,000	2,583,323
Oriental Republic of Uruguay, 8.5%, 3/15/2028 (n)	UYU	115,495,000	3,843,594
Oriental Republic of Uruguay, 4.125%, 11/20/2045		$1,312,000	1,236,560
Oriental Republic of Uruguay, 7.044%, 12/15/2028	UYU	53,722,155	2,081,804
Republic of Argentina, 0%, 3/21/2018	ARS	103,819,000	5,087,676
Republic of Argentina, 6.875%, 4/22/2021		$4,987,000	5,278,739
Republic of Argentina, 4.625%, 1/11/2023		2,985,000	2,862,645
Republic of Argentina, 7.5%, 4/22/2026		2,928,000	3,127,104
Republic of Argentina, 6.875%, 1/26/2027		4,875,000	4,953,049
Republic of Argentina, 5.875%, 1/11/2028		5,842,000	5,459,349
Republic of Argentina, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		3,066,000	2,038,890
Republic of Argentina, 7.625%, 4/22/2046		3,061,000	3,036,512
Republic of Argentina, 6.875%, 1/11/2048		6,736,000	6,163,440
Republic of Argentina, 7.125%, 6/28/2117 (n)		5,000,000	4,690,000
Republic of Belarus, 7.625%, 6/29/2027 (n)		2,102,000	2,373,620
Republic of Chile, 3.86%, 6/21/2047		424,000	402,800
Republic of Colombia, 6.125%, 1/18/2041		2,582,000	2,940,898
Republic of Cote d’Ivoire, 6.125%, 6/15/2033 (n)		4,200,000	4,053,000
Republic of Croatia, 5.5%, 4/04/2023 (n)		1,410,000	1,505,936
Republic of Ecuador, 7.95%, 6/20/2024		5,425,000	5,560,625
Republic of Ecuador, 9.625%, 6/02/2027		1,300,000	1,431,950
Republic of Ecuador, 8.875%, 10/23/2027 (n)		1,497,000	1,579,335
Republic of Ecuador, 7.875%, 1/23/2028 (z)		2,501,000	2,501,000
Republic of El Salvador, 7.65%, 6/15/2035		8,602,000	9,072,099
Republic of El Salvador, 7.625%, 2/01/2041		1,134,000	1,196,744
Republic of Ghana, 10.75%, 10/14/2030		1,850,000	2,480,110
Republic of Guatemala, 4.5%, 5/03/2026		1,785,000	1,767,293

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Hungary, 5.375%, 3/25/2024		$10,236,000	$11,183,547
Republic of Indonesia, 3.5%, 1/11/2028		870,000	826,359
Republic of Indonesia, 7%, 5/15/2022	IDR	186,027,000,000	13,896,042
Republic of Indonesia, 4.75%, 1/08/2026 (n)		$4,918,000	5,127,295
Republic of Indonesia, 6.75%, 1/15/2044 (n)		1,060,000	1,341,433
Republic of Kazakhstan, 6.5%, 7/21/2045 (n)		711,000	872,272
Republic of Kenya, 7.25%, 2/28/2028 (z)		1,190,000	1,204,280
Republic of Panama, 3.875%, 3/17/2028		2,654,000	2,677,886
Republic of Paraguay, 6.1%, 8/11/2044		3,090,000	3,399,000
Republic of Poland, 3.25%, 4/06/2026		1,910,000	1,884,215
Republic of South Africa, 4.875%, 4/14/2026		5,118,000	5,130,181
Republic of South Africa, 10.5%, 12/21/2026	ZAR	38,876,000	3,778,904
Republic of South Africa, 7%, 2/28/2031	ZAR	94,166,000	6,954,603
Republic of South Africa, 5.65%, 9/27/2047		$877,000	863,933
Republic of Sri Lanka, 6.125%, 6/03/2025		7,062,000	7,129,131
Republic of Sri Lanka, 6.85%, 11/03/2025		4,040,000	4,229,775
Republic of Sri Lanka, 6.825%, 7/18/2026		6,686,000	6,954,724
Republic of Sri Lanka, 6.2%, 5/11/2027 (n)		4,628,000	4,593,396
Republic of Sri Lanka, 6.2%, 5/11/2027		3,205,000	3,181,036
Republic of Turkey, 3.25%, 3/23/2023		2,486,000	2,318,195
Republic of Turkey, 5.75%, 3/22/2024		3,383,000	3,502,907
Republic of Turkey, 7.375%, 2/05/2025		1,983,000	2,222,943
Republic of Turkey, 4.875%, 10/09/2026		3,189,000	3,045,348
Republic of Turkey, 6%, 3/25/2027		8,245,000	8,446,178
Republic of Turkey, 5.125%, 2/17/2028		2,158,000	2,060,761
Republic of Turkey, 6.875%, 3/17/2036		1,403,000	1,480,165
Russian Federation, 4.75%, 5/27/2026		5,400,000	5,663,088
Russian Federation, 4.25%, 6/23/2027		1,600,000	1,615,123
Russian Federation, 8.5%, 9/17/2031	RUB	171,441,000	3,404,885
Russian Federation, 5.25%, 6/23/2047 (n)		$800,000	831,538
Russian Federation, 5.25%, 6/23/2047		4,800,000	4,989,226
United Mexican States, 3.75%, 1/11/2028		2,895,000	2,773,410

			$332,368,225
Energy - Independent - 0.1%
Afren PLC, 11.5%, 2/01/2019 (a)(d)(z)		$200,000	$750
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,119,000	2,053,396

			$2,054,146
Energy - Integrated - 0.0%
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		$901,000	$891,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 0.2%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	$800,000	$824,000
Corporacion Lindley S.A., 6.75%, 11/23/2021	1,010,000	1,087,012
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)	1,145,000	1,232,306
MARB BondCo PLC, 6.875%, 1/19/2025 (n)	3,165,000	3,022,575

		$6,165,893
Industrial - 0.0%
Indika Energy Capital II Pte. Ltd., 5.875%, 11/09/2024 (n)	$1,412,000	$1,379,085

Local Authorities - 0.6%
Buenos Aires Province, 7.5%, 6/01/2027 (n)	$1,989,000	$2,098,395
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	6,363,000	5,243,557
Philadelphia, PA, School District Rev., “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,363,827
Province of Santa Fe, 6.9%, 11/01/2027	2,012,000	2,001,940
Provincia de Cordoba, 7.125%, 6/10/2021	7,306,000	7,640,688
State of California (Build America Bonds), 7.6%, 11/01/2040	2,320,000	3,563,659
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	60,000	75,679

		$21,987,745
Major Banks - 0.1%
Bank of America Corp., 3.124% to 1/20/2022, FLR to 1/20/2023	$2,175,000	$2,161,990
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	829,000	829,435

		$2,991,425
Metals & Mining - 0.3%
First Quantum Minerals Ltd., 7.25%, 5/15/2022	$7,402,000	$7,624,060
First Quantum Minerals Ltd., 6.5%, 3/01/2024 (z)	1,964,000	1,951,725
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	682,000	691,378
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022	2,699,000	2,736,111

		$13,003,274
Mortgage-Backed - 10.6%
Fannie Mae, 3.5%, 4/01/2047	$3,601,000	$3,599,601
Fannie Mae, 5.286%, 6/01/2018	18,523	18,535
Fannie Mae, 3.59%, 7/01/2018 - 9/01/2026	415,283	425,967
Fannie Mae, 5%, 9/01/2018 - 3/01/2042	8,286,068	8,949,638
Fannie Mae, 2.578%, 9/25/2018	366,214	365,713

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.1%, 3/01/2019	$104,325	$105,615
Fannie Mae, 5.51%, 3/01/2019	105,406	106,943
Fannie Mae, 5.08%, 4/01/2019	21,685	22,173
Fannie Mae, 4.5%, 6/01/2019 - 8/01/2046	31,591,681	33,320,680
Fannie Mae, 5.5%, 7/01/2019 - 4/01/2040	6,326,659	6,959,104
Fannie Mae, 4.783%, 8/01/2019	60,386	62,105
Fannie Mae, 4.83%, 8/01/2019	34,843	35,902
Fannie Mae, 5.05%, 8/01/2019	21,981	22,593
Fannie Mae, 4.6%, 9/01/2019	119,407	122,656
Fannie Mae, 4.67%, 9/01/2019	26,767	27,566
Fannie Mae, 4.45%, 10/01/2019	82,716	85,000
Fannie Mae, 4.14%, 8/01/2020	38,895	40,030
Fannie Mae, 5.19%, 9/01/2020	87,217	89,859
Fannie Mae, 3.416%, 10/01/2020	759,067	766,695
Fannie Mae, 4.448%, 1/01/2021	598,327	617,487
Fannie Mae, 3.99%, 7/01/2021	672,004	693,797
Fannie Mae, 6%, 7/01/2021 - 6/01/2038	433,988	482,586
Fannie Mae, 2.152%, 1/25/2023	1,298,000	1,253,663
Fannie Mae, 2.41%, 5/01/2023	230,416	224,466
Fannie Mae, 2.55%, 5/01/2023	198,845	194,982
Fannie Mae, 2.62%, 5/01/2023	273,371	268,933
Fannie Mae, 3.65%, 9/01/2023	802,349	822,772
Fannie Mae, 3.78%, 10/01/2023	470,338	484,300
Fannie Mae, 3.92%, 10/01/2023	987,000	1,028,902
Fannie Mae, 4.5%, 5/01/2025	15,320	15,902
Fannie Mae, 2.7%, 7/01/2025	680,000	661,586
Fannie Mae, 3.96%, 11/01/2025	542,624	559,828
Fannie Mae, 2.597%, 12/25/2026	3,827,000	3,630,115
Fannie Mae, 3%, 3/01/2027 - 11/01/2046	18,731,516	18,374,516
Fannie Mae, 4.01%, 1/01/2029	705,253	730,608
Fannie Mae, 4.96%, 6/01/2030	1,167,631	1,254,734
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	105,198	117,246
Fannie Mae, 4%, 9/01/2040 - 9/01/2047	70,601,636	72,758,950
Fannie Mae, 3.5%, 1/01/2042 - 1/01/2047	66,493,507	66,525,258
Fannie Mae, 2%, 5/25/2044	1,458,157	1,409,513
Fannie Mae, FLR, 1.971% (LIBOR-1mo. + 0.35%), 5/25/2018	61,104	61,123
Fannie Mae, TBA, 3.5%, 3/01/2048	8,606,000	8,589,764
Freddie Mac, 2.699%, 5/25/2018	1,926,843	1,926,082
Freddie Mac, 5%, 7/01/2018 - 6/01/2040	209,075	221,066
Freddie Mac, 2.412%, 8/25/2018	2,661,140	2,659,847
Freddie Mac, 2.303%, 9/25/2018	1,515,000	1,512,878
Freddie Mac, 2.323%, 10/25/2018	2,897,915	2,896,141

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 1.72%, 1/25/2019	$400,035	$398,802
Freddie Mac, 2.13%, 1/25/2019	1,643,599	1,638,614
Freddie Mac, 2.086%, 3/25/2019	1,400,000	1,394,561
Freddie Mac, 5.085%, 3/25/2019	2,160,000	2,200,250
Freddie Mac, 1.883%, 5/25/2019	1,000,000	994,330
Freddie Mac, 2.456%, 8/25/2019	2,109,000	2,106,754
Freddie Mac, 4.186%, 8/25/2019	1,484,668	1,516,140
Freddie Mac, 4.251%, 1/25/2020	400,000	410,627
Freddie Mac, 4.224%, 3/25/2020	320,000	329,095
Freddie Mac, 3.808%, 8/25/2020	806,000	825,813
Freddie Mac, 3.034%, 10/25/2020	505,000	508,050
Freddie Mac, 2.856%, 1/25/2021	1,434,000	1,435,661
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	527,964	595,920
Freddie Mac, 2.791%, 1/25/2022	2,010,000	2,003,555
Freddie Mac, 2.455%, 3/25/2022	1,816,961	1,795,694
Freddie Mac, 2.716%, 6/25/2022	1,295,920	1,286,639
Freddie Mac, 2.51%, 11/25/2022	2,731,000	2,679,824
Freddie Mac, 2.637%, 1/25/2023	1,000,000	986,179
Freddie Mac, 3.32%, 2/25/2023	1,277,000	1,297,225
Freddie Mac, 3.25%, 4/25/2023	1,700,000	1,721,703
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	4,285,940	4,325,036
Freddie Mac, 3.06%, 7/25/2023	886,000	888,717
Freddie Mac, 2.454%, 8/25/2023	7,333,000	7,130,964
Freddie Mac, 3.458%, 8/25/2023	675,000	690,145
Freddie Mac, 0.883%, 4/25/2024 (i)	21,406,037	958,629
Freddie Mac, 0.618%, 7/25/2024 (i)	25,073,879	828,195
Freddie Mac, 3.064%, 8/25/2024	2,626,852	2,624,539
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	3,048,860	3,218,437
Freddie Mac, 2.67%, 12/25/2024	2,555,000	2,489,709
Freddie Mac, 2.811%, 1/25/2025	2,125,000	2,087,582
Freddie Mac, 3.023%, 1/25/2025	1,000,000	995,215
Freddie Mac, 3.329%, 5/25/2025	5,166,000	5,229,027
Freddie Mac, 3.284%, 6/25/2025	5,000,000	5,053,117
Freddie Mac, 4%, 7/01/2025 - 9/01/2044	2,992,842	3,084,406
Freddie Mac, 3.01%, 7/25/2025	1,775,000	1,760,126
Freddie Mac, 2.745%, 1/25/2026	3,263,000	3,161,848
Freddie Mac, 2.673%, 3/25/2026	2,368,000	2,280,420
Freddie Mac, 3.224%, 3/25/2027	3,227,000	3,214,855
Freddie Mac, 3.243%, 4/25/2027	3,546,000	3,536,771
Freddie Mac, 3.117%, 6/25/2027	2,090,000	2,061,796
Freddie Mac, 0.579%, 7/25/2027 (i)	45,855,987	2,148,569
Freddie Mac, 3.194%, 7/25/2027	3,516,000	3,488,530
Freddie Mac, 0.437%, 8/25/2027 (i)	35,249,948	1,253,026
Freddie Mac, 3.187%, 9/25/2027	2,414,000	2,390,714

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.286%, 11/25/2027	$3,301,000	$3,294,906
Freddie Mac, 3.444%, 12/25/2027	1,076,000	1,092,087
Freddie Mac, 0.303%, 1/25/2028 (i)	26,489,369	743,816
Freddie Mac, 5.5%, 6/01/2030 - 6/01/2041	898,334	987,349
Freddie Mac, 6.5%, 5/01/2037	22,330	25,144
Freddie Mac, 3.5%, 12/01/2041 - 1/01/2047	27,223,538	27,261,420
Freddie Mac, 3%, 4/01/2043 - 3/01/2047	28,137,316	27,371,220
Ginnie Mae, 5.5%, 5/15/2033 -1/20/2042	356,835	390,405
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	5,851,432	6,158,741
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	276,278	286,890
Ginnie Mae, 3.5%, 12/15/2041 - 5/20/2046	8,279,890	8,375,854
Ginnie Mae, 6.158%, 4/20/2058	3,297	3,531
Ginnie Mae, 0.658%, 2/16/2059 (i)	3,249,404	206,784

		$412,327,376
Natural Gas - Distribution - 0.2%
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	$4,778,000	$4,849,670
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)	4,200,000	3,858,750

		$8,708,420
Network & Telecom - 0.4%
AT&T, Inc., 3.4%, 8/14/2024	$1,670,000	$1,658,406
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026	5,020,000	5,091,775
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022 (n)	3,437,000	3,516,807
WTT Investment Ltd., 5.5%, 11/21/2022 (n)	3,800,000	3,774,263

		$14,041,251
Other Banks & Diversified Financials - 0.3%
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	$1,152,000	$1,128,409
ING Groep N.V., 3.15%, 3/29/2022	1,585,000	1,570,721
Kazkommertsbank JSC, 5.5%, 12/21/2022	8,000,000	7,950,560

		$10,649,690
Restaurants - 0.0%
McDonald’s Corp., 2.75%, 12/09/2020	$453,000	$452,354

Supermarkets - 0.0%
Eurotorg LLC (Bonitron DAC), 8.75%, 10/30/2022 (n)	$1,028,000	$1,049,154

Supranational - 0.0%
Inter-American Development Bank, 4.375%, 1/24/2044	$511,000	$589,832

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 0.2%
Digicel Group Ltd., 6%, 4/15/2021 (n)	$2,253,000	$2,165,696
Digicel Group Ltd., 7.125%, 4/01/2022	4,997,000	4,337,396
Digicel Group Ltd., 6.75%, 3/01/2023	2,373,000	2,209,856

		$8,712,948
Tobacco - 0.0%
BAT Capital Corp., 2.764%, 8/15/2022 (n)	$1,508,000	$1,464,793

Transportation - 0.1%
Adani Ports and Special Economic Zone Ltd., 4%, 7/30/2027 (n)	$5,300,000	$5,042,091

Transportation - Services - 0.2%
Rumo Luxembourg Sarl, 7.375%, 2/09/2024	$2,508,000	$2,688,325
Rumo Luxembourg Sarl, 5.875%, 1/18/2025 (n)	1,231,000	1,218,690
Rumo Luxembourg Sarl, “A”, 7.375%, 2/09/2024 (n)	632,000	677,441
Topaz Marine S.A., 9.125%, 7/26/2022	2,000,000	2,090,160

		$6,674,616
U.S. Government Agencies and Equivalents - 1.2%
AID-Tunisia, 2.452%, 7/24/2021	$728,000	$724,073
AID-Ukraine, 1.844%, 5/16/2019	3,674,000	3,657,294
AID-Ukraine, 1.847%, 5/29/2020	8,820,000	8,710,835
Fannie Mae, 0.875%, 5/21/2018	4,000,000	3,993,332
Fannie Mae, 1.75%, 11/26/2019	4,750,000	4,708,922
Fannie Mae, 1.625%, 1/21/2020	7,500,000	7,410,022
Freddie Mac, 1.5%, 10/21/2019	9,000,000	8,887,464
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	987,000	981,494
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	1,108,000	1,106,084
Private Export Funding Corp., 2.25%, 3/15/2020	419,000	417,217
Private Export Funding Corp., 2.3%, 9/15/2020	2,000,000	1,988,406
Private Export Funding Corp., 1.875%, 7/15/2018	850,000	850,097
Small Business Administration, 6.34%, 5/01/2021	17,637	18,239
Small Business Administration, 6.07%, 3/01/2022	16,109	16,708
Small Business Administration, 5.16%, 2/01/2028	71,178	75,440
Small Business Administration, 2.21%, 2/01/2033	260,203	252,047
Small Business Administration, 2.22%, 3/01/2033	477,705	463,886
Small Business Administration, 3.15%, 7/01/2033	542,536	546,799
Small Business Administration, 3.16%, 8/01/2033	616,792	622,173
Small Business Administration, 3.62%, 9/01/2033	527,419	538,721
Tennessee Valley Authority, 1.75%, 10/15/2018	863,000	861,695

		$46,830,948

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - 8.0%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$136,914
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	3,619,037
U.S. Treasury Bonds, 4.5%, 2/15/2036	3,629,000	4,396,760
U.S. Treasury Bonds, 4.375%, 2/15/2038	1,349,000	1,623,016
U.S. Treasury Bonds, 4.5%, 8/15/2039	8,140,000	9,997,573
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,137,900	9,157,889
U.S. Treasury Bonds, 2.875%, 5/15/2043	17,378,300	16,644,474
U.S. Treasury Bonds, 2.5%, 2/15/2045	33,851,000	29,968,713
U.S. Treasury Notes, 1.75%, 11/30/2021	83,932,000	81,551,741
U.S. Treasury Notes, 2.625%, 4/30/2018	1,752,000	1,755,221
U.S. Treasury Notes, 2.75%, 2/15/2019	38,949,000	39,184,824
U.S. Treasury Notes, 3.125%, 5/15/2019	1,116,000	1,128,860
U.S. Treasury Notes, 1%, 6/30/2019	12,606,000	12,413,463
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	18,038,000	17,910,466
U.S. Treasury Notes, 2.625%, 8/15/2020	6,082,000	6,119,775
U.S. Treasury Notes, 2%, 11/30/2020	22,044,000	21,811,505
U.S. Treasury Notes, 3.125%, 5/15/2021	3,748,000	3,821,935
U.S. Treasury Notes, 1.75%, 5/15/2022	3,949,000	3,818,344
U.S. Treasury Notes, 2.5%, 8/15/2023	20,725,000	20,517,750
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	7,859,603
U.S. Treasury Notes, 2.5%, 5/15/2024	12,602,000	12,416,908
U.S. Treasury Notes, 2%, 11/15/2026	2,031,000	1,893,908
U.S. Treasury Notes, 2.875%, 11/15/2046	4,561,000	4,338,295

		$312,086,974
Utilities - Electric Power - 0.8%
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	$3,114,000	$3,100,143
Cerro del Aguila S.A., 4.125%, 8/16/2027 (n)	1,409,000	1,357,924
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,073,000	2,032,976
Energuate Trust, 5.875%, 5/03/2027 (n)	762,000	773,430
Engie Energia Chile S.A., 5.625%, 1/15/2021	2,177,000	2,305,236
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)	2,824,000	2,872,926
Genneia S.A., 8.75%, 1/20/2022 (n)	1,250,000	1,349,263
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)	7,661,000	7,473,076
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (z)	1,536,000	1,547,520
Transelec S.A., 4.25%, 1/14/2025 (n)	2,631,000	2,660,369
Transelec S.A., 3.875%, 1/12/2029 (n)	3,854,000	3,714,293
Virginia Electric & Power Co., 3.5%, 3/15/2027	813,000	806,872

		$29,994,028
Utilities - Gas - 0.1%
Transport de Gas Peru, 4.25%, 4/30/2028 (n)	$3,039,000	$3,039,000
Total Bonds (Identified Cost, $1,510,089,878)		$1,488,609,999

Portfolio of Investments – continued

Common Stocks - 38.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
Boeing Co.	29,331	$10,623,982

Airlines - 0.4%
Air Canada (a)	721,570	$15,216,400

Automotive - 0.7%
General Motors Co.	249,971	$9,836,359
Magna International, Inc.	294,834	16,221,384

		$26,057,743
Biotechnology - 0.2%
Biogen, Inc. (a)	20,868	$6,030,643

Broadcasting - 0.1%
Publicis Groupe	41,459	$3,131,361

Brokerage & Asset Managers - 0.1%
Apollo Global Management LLC	126,041	$4,134,145

Business Services - 0.6%
DXC Technology Co.	180,360	$18,494,114
Equinix, Inc., REIT	9,381	3,678,290

		$22,172,404
Chemicals - 0.1%
CF Industries Holdings, Inc.	48,970	$2,019,523
LyondellBasell Industries N.V., “A”	30,361	3,285,667

		$5,305,190
Computer Software - 0.2%
Check Point Software Technologies Ltd. (a)	61,954	$6,436,401

Computer Software - Systems - 0.5%
Hitachi Ltd.	1,978,000	$15,005,332
Hon Hai Precision Industry Co. Ltd.	1,432,900	4,246,146

		$19,251,478
Construction - 0.1%
Persimmon PLC	138,261	$4,924,244

Consumer Products - 0.6%
Essity AB	217,975	$5,964,714
Kimberly-Clark Corp.	53,867	5,974,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Procter & Gamble Co.	171,119	$13,436,264

		$25,375,906
Electrical Equipment - 0.6%
Schneider Electric S.A. (a)	271,378	$23,505,359

Electronics - 1.2%
Intel Corp.	181,956	$8,968,611
Samsung Electronics Co. Ltd.	4,056	8,790,648
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	678,651	29,419,521

		$47,178,780
Energy - Independent - 0.9%
Frontera Energy Corp. (a)	36,341	$1,203,977
Marathon Petroleum Corp.	150,136	9,617,712
Phillips 66	162,956	14,726,334
Valero Energy Corp.	109,051	9,860,391

		$35,408,414
Energy - Integrated - 1.0%
BP PLC	1,511,985	$9,807,877
China Petroleum & Chemical Corp.	6,802,000	5,365,202
Exxon Mobil Corp.	90,938	6,887,644
Galp Energia SGPS S.A.	426,746	7,711,832
LUKOIL PJSC, ADR	131,982	8,837,253

		$38,609,808
Engineering - Construction - 0.2%
Bouygues	139,404	$7,045,091

Food & Beverages - 0.7%
Marine Harvest A.S.A.	625,017	$12,120,103
Nestle S.A.	49,020	3,901,999
Tyson Foods, Inc., “A”	175,341	13,041,864

		$29,063,966
Food & Drug Stores - 0.2%
Wesfarmers Ltd.	204,934	$6,543,570

Forest & Paper Products - 0.1%
Svenska Cellulosa Aktiebolaget	258,999	$2,560,810

Gaming & Lodging - 0.2%
Sands China Ltd.	1,252,400	$6,989,943

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 1.4%
Athene Holding Ltd. (a)	149,751	$7,069,745
Manulife Financial Corp.	416,967	7,935,111
MetLife, Inc.	160,764	7,425,689
Prudential Financial, Inc.	79,542	8,456,905
Zurich Insurance Group AG	74,702	24,645,154

		$55,532,604
Machinery & Tools - 0.3%
Eaton Corp. PLC	135,736	$10,953,895

Major Banks - 0.9%
BNP Paribas	98,917	$7,821,289
China Construction Bank	17,639,000	18,140,778
Royal Bank of Canada	109,172	8,612,579

		$34,574,646
Medical & Health Technology & Services - 0.4%
McKesson Corp.	114,857	$17,140,110

Metals & Mining - 0.3%
Rio Tinto PLC	243,583	$13,047,343

Natural Gas - Distribution - 0.3%
ENGIE	697,397	$10,894,037

Network & Telecom - 0.3%
Cisco Systems, Inc.	235,058	$10,525,897

Other Banks & Diversified Financials - 0.3%
Agricultural Bank of China	5,105,000	$2,801,423
Barclays Africa Group Ltd.	359,817	5,999,855
DBS Group Holdings Ltd.	159,700	3,432,669

		$12,233,947
Pharmaceuticals - 2.2%
Bayer AG	127,849	$14,992,078
Eli Lilly & Co.	206,476	15,902,782
Novartis AG	352,463	29,489,678
Pfizer, Inc.	336,647	12,223,653
Roche Holding AG	59,638	13,828,182

		$86,436,373

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 18.9%
Alexandria Real Estate Equities, Inc., REIT	311,845	$37,829,917
American Homes 4 Rent, “A”, REIT	1,249,998	23,987,462
AvalonBay Communities, Inc., REIT	222,158	34,661,091
Boardwalk, REIT	566,540	20,114,996
Boston Properties, Inc., REIT	32,547	3,868,862
Brixmor Property Group Inc., REIT	2,416,421	37,551,182
CK Asset Holdings Ltd.	1,261,000	10,830,636
Equity Lifestyle Properties, Inc., REIT	379,912	32,144,354
Gramercy Property Trust, REIT	1,206,089	26,111,827
Life Storage, Inc., REIT	405,775	31,877,684
Medical Properties Trust, Inc., REIT	3,453,219	42,336,465
Mid-America Apartment Communities, Inc., REIT	386,293	33,151,665
OUTFRONT Media, Inc., REIT	601,603	12,338,878
Public Storage, Inc., REIT	320,072	62,234,800
Ramco-Gershenson Properties Trust, REIT	2,077,233	24,469,805
Rexford Industrial Realty, Inc., REIT	441,328	11,915,856
Simon Property Group, Inc., REIT	462,344	70,974,427
STAG Industrial, Inc., REIT	1,195,343	27,217,960
Starwood Property Trust, Inc., REIT	1,173,826	23,769,977
Store Capital Corp., REIT	1,105,579	26,357,003
Sun Communities, Inc., REIT	433,984	37,999,639
Urban Edge Properties, REIT	932,858	20,131,076
Washington Prime Group, Inc., REIT	4,879,902	31,963,358
Welltower, Inc., REIT	644,100	33,815,250
Weyerhaeuser Co., REIT	532,573	18,656,032

		$736,310,202
Restaurants - 0.1%
Greggs PLC	153,224	$2,515,983

Specialty Chemicals - 0.4%
PTT Global Chemical PLC	4,938,200	$15,613,773

Specialty Stores - 0.2%
Gap, Inc.	307,528	$9,711,734

Telecommunications - Wireless - 1.1%
American Tower Corp., REIT	169,866	$23,667,430
SK Telecom Co. Ltd.	17,858	3,945,417
Vodafone Group PLC	5,537,259	15,503,265

		$43,116,112
Telephone Services - 0.2%
TDC A.S.	911,457	$7,429,524

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.5%
Altria Group, Inc.	252,930	$15,921,944
Japan Tobacco, Inc.	576,500	16,428,813
Philip Morris International, Inc.	245,738	25,446,170

		$57,796,927
Utilities - Electric Power - 1.1%
American Electric Power Co., Inc.	137,260	$9,001,511
Exelon Corp.	442,985	16,408,164
SSE PLC	755,727	12,692,722
Xcel Energy, Inc.	123,805	5,358,280

		$43,460,677
Total Common Stocks (Identified Cost, $1,391,917,512)		$1,512,859,422

Convertible Preferred Stocks - 0.1%
Utilities - Electric Power - 0.1%
NextEra Energy, Inc., 6.123%	27,684	$1,530,925
NextEra Energy, Inc., 6.371%	34,435	2,332,283
Total Convertible Preferred Stocks (Identified Cost, $3,885,563)		$3,863,208

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Number of Contracts
Purchased Options - 0.1%
Index Options - 0.1%
iShares Dow Jones U.S. Real Estate ETF - March 2018 @ $71	Put	Exchange traded	$38,131,600	5,200	$176,800
iShares Dow Jones U.S. Real Estate ETF - September 2018 @ $65	Put	Exchange traded	38,131,600	5,200	717,600
iShares Dow Jones U.S. Real Estate ETF - September 2018 @ $67	Put	Exchange traded	38,131,600	5,200	894,400
iShares Dow Jones U.S. Real Estate ETF - June 2018 @ $70	Put	Exchange traded	38,131,600	5,200	728,000
Total Purchased Options (Premiums Paid, $4,076,800)					$2,516,800

Issuer	Shares/Par
Investment Companies (h) - 22.4%
Bond Funds - 21.6%
MFS High Yield Pooled Portfolio (v)	91,720,629	$841,995,378

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - continued
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.52% (v)	31,460,646	$31,457,500
Total Investment Companies (Identified Cost, $870,871,266)		$873,452,878

Other Assets, Less Liabilities - 0.3%		11,587,213
Net Assets - 100.0%		$3,892,889,520

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $873,452,878 and $3,007,849,429, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $243,319,537, representing 6.3% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2019	11/20/15	$194,048	$750
Arab Republic of Egypt, 5.577%, 2/21/2023	2/13/18	3,045,000	3,096,552
Arab Republic of Egypt, 6.588%, 2/21/2028	2/13/18	2,373,000	2,398,671
Dominican Republic, 6.5%, 2/15/2048	2/08/18	2,660,000	2,759,750
Export-Import Bank of India, 3.875%, 2/01/2028	1/25/18	12,037,312	11,702,596
Federal Republic of Nigeria, 7.143%, 2/23/2030	2/15/18	1,113,000	1,142,495
Federal Republic of Nigeria, 7.696%, 2/23/2038	2/15/18	1,425,000	1,478,438
First Quantum Minerals Ltd., 6.5%, 3/01/2024	2/20/18	1,964,000	1,951,725
Petroleos Mexicanos, 5.35%, 2/12/2028	2/01/18	1,785,000	1,754,655
Republic of Ecuador, 7.875%, 1/23/2028	1/18/18	2,501,000	2,501,000
Republic of Kenya, 7.25%, 2/28/2028	2/21/18	1,190,000	1,204,280
TerraForm Global Operating LLC, 6.125%, 3/01/2026	2/08/18	1,536,000	1,547,520
Total Restricted Securities			$31,538,432
% of Net assets			0.8%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FLR	Floating rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Insurers
AGM	Assured Guaranty Municipal

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS	Argentine Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Derivative Contracts at 2/28/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
TRY	20,044,000	USD	5,191,541	Citibank N.A.	3/28/2018	$38,427
USD	10,346,963	INR	673,639,000	JPMorgan Chase Bank	3/15/2018	22,798
ZAR	102,741,901	USD	8,225,274	JPMorgan Chase Bank	3/28/2018	450,431

						$511,656

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
HUF	883,216,000	USD	3,506,839	Deutsche Bank AG	3/28/2018	$(67,703)
INR	451,754,000	USD	7,048,854	JPMorgan Chase Bank	3/15/2018	(125,290)
RUB	391,762,000	USD	6,959,622	JPMorgan Chase Bank	4/27/2018	(55,442)
USD	5,135,004	TRY	20,043,000	Barclays Bank PLC	3/28/2018	(94,703)

						$(343,138)

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	138	$15,722,297	June - 2018	$(28,589)

At February 28, 2018, the fund had liquid securities with an aggregate value of $82,507 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,909,969,753)	$3,007,849,429
Investments in affiliated issuers, at value (identified cost, $870,871,266)	873,452,878
Foreign currency, at value (identified cost, $282,723)	282,730
Receivables for
Forward foreign currency exchange contracts	511,656
Daily variation margin on open futures contracts	12,946
Investments sold	10,434,205
Fund shares sold	7,763,069
Interest and dividends	16,078,021
Other assets	14,806
Total assets	$3,916,399,740
Liabilities
Payable to custodian	$864,124
Payables for
Distributions	1,164,849
Forward foreign currency exchange contracts	343,138
TBA purchase commitments	8,821,861
Fund shares reacquired	10,054,306
Payable to affiliates
Investment adviser	129,026
Shareholder servicing fee	1,044,100
Distribution and service fees	69,769
Payable for independent Trustees’ compensation	524
Deferred country tax expense payable	734,644
Accrued expenses and other liabilities	283,879
Total liabilities	$23,510,220
Net assets	$3,892,889,520
Net assets consist of
Paid-in capital	$3,828,036,493
Unrealized appreciation (depreciation) (net of $726,037 deferred country tax)	99,942,824
Accumulated distributions in excess of net realized gain	(27,791,781)
Accumulated distributions in excess of net investment income	(7,298,016)
Net assets	$3,892,889,520
Shares of beneficial interest outstanding	321,859,830

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,343,256,762	111,032,935	$12.10
Class C	931,292,090	77,025,659	12.09
Class I	1,371,333,223	113,384,291	12.09
Class R1	572,709	47,413	12.08
Class R2	4,396,087	363,598	12.09
Class R3	20,012,868	1,654,021	12.10
Class R4	7,915,266	654,216	12.10
Class R6	214,110,515	17,697,697	12.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.64 [100 / 95.75 x $12.10]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$52,659,558
Dividends from affiliated issuers	54,553,514
Interest	53,069,866
Income on securities loaned	63,641
Foreign taxes withheld	(2,117,976)
Total investment income	$158,228,603
Expenses
Management fee	$23,785,648
Distribution and service fees	13,587,249
Shareholder servicing costs	3,995,026
Administrative services fee	633,718
Independent Trustees’ compensation	45,179
Custodian fee	392,420
Shareholder communications	240,871
Audit and tax fees	72,317
Legal fees	59,679
Miscellaneous	383,925
Total expenses	$43,196,032
Fees paid indirectly	(4,641)
Reduction of expenses by investment adviser and distributor	(335,274)
Net expenses	$42,856,117
Net investment income (loss)	$115,372,486
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $22,012 country tax)	$55,693,650
Affiliated issuers	(10,907,250)
Futures contracts	(235,719)
Forward foreign currency exchange contracts	1,618,350
Foreign currency	(77,301)
Net realized gain (loss)	$46,091,730
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $629,578 increase in deferred country tax)	$(72,160,540)
Affiliated issuers	(8,009,964)
Futures contracts	(11,771)
Forward foreign currency exchange contracts	144,672
Translation of assets and liabilities in foreign currencies	79,070
Net unrealized gain (loss)	$(79,958,533)
Net realized and unrealized gain (loss)	$(33,866,803)
Change in net assets from operations	$81,505,683

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/18	2/28/17
Change in net assets
From operations
Net investment income (loss)	$115,372,486	$108,377,097
Net realized gain (loss)	46,091,730	(16,982,712)
Net unrealized gain (loss)	(79,958,533)	322,451,889
Change in net assets from operations	$81,505,683	$413,846,274
Distributions declared to shareholders
From net investment income	$(123,629,741)	$(114,441,132)
From net realized gain	(19,502,238)	(918,231)
Total distributions declared to shareholders	$(143,131,979)	$(115,359,363)
Change in net assets from fund share transactions	$106,505,070	$472,281,792
Total change in net assets	$44,878,774	$770,768,703
Net assets
At beginning of period	3,848,010,746	3,077,242,043
At end of period (including accumulated distributions in excess of net investment income of $7,298,016 and $4,547,424, respectively)	$3,892,889,520	$3,848,010,746

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28	$11.22		$12.70	$12.21	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.39		$0.38	$0.34	$0.34
Net realized and unrealized gain (loss)	(0.10)	1.08		(1.06)	0.75	0.57
Total from investment operations	$0.27	$1.47		$(0.68)	$1.09	$0.91
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)		$(0.39)	$(0.36)	$(0.35)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.45)	$(0.41)		$(0.80)	$(0.60)	$(0.52)
Net asset value, end of period (x)	$12.10	$12.28		$11.22	$12.70	$12.21
Total return (%) (r)(s)(t)(x)	2.19	13.26		(5.53)	9.09	7.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	1.02		1.06	1.06	1.07
Expenses after expense reductions (f)(h)	0.98	1.00		1.01	1.03	1.06
Net investment income (loss)	2.97	3.25		3.17	2.70	2.83
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$1,343,257	$1,321,135		$1,408,719	$1,334,418	$1,071,400

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28	$11.22		$12.70	$12.20	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30		$0.29	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.11)	1.08		(1.06)	0.77	0.56
Total from investment operations	$0.17	$1.38		$(0.77)	$1.01	$0.81
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.30)	$(0.27)	$(0.26)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.36)	$(0.32)		$(0.71)	$(0.51)	$(0.43)
Net asset value, end of period (x)	$12.09	$12.28		$11.22	$12.70	$12.20
Total return (%) (r)(s)(t)(x)	1.34	12.43		(6.24)	8.36	6.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	1.77		1.81	1.81	1.82
Expenses after expense reductions (f)(h)	1.73	1.75		1.76	1.78	1.81
Net investment income (loss)	2.23	2.50		2.42	1.96	2.08
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$931,292	$1,046,946		$939,801	$859,969	$630,810

Class I	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28	$11.22		$12.70	$12.21	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.41		$0.41	$0.37	$0.37
Net realized and unrealized gain (loss)	(0.11)	1.09		(1.06)	0.75	0.57
Total from investment operations	$0.29	$1.50		$(0.65)	$1.12	$0.94
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)		$(0.42)	$(0.39)	$(0.38)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.48)	$(0.44)		$(0.83)	$(0.63)	$(0.55)
Net asset value, end of period (x)	$12.09	$12.28		$11.22	$12.70	$12.21
Total return (%) (r)(s)(t)(x)	2.36	13.54		(5.29)	9.36	8.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.77		0.81	0.81	0.82
Expenses after expense reductions (f)(h)	0.73	0.75		0.76	0.78	0.81
Net investment income (loss)	3.23	3.44		3.42	2.97	3.08
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$1,371,333	$1,434,280		$692,677	$721,242	$371,274

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.26	$11.21		$12.68	$12.20	$11.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.31		$0.29	$0.24	$0.25
Net realized and unrealized gain (loss)	(0.10)	1.06		(1.05)	0.75	0.57
Total from investment operations	$0.18	$1.37		$(0.76)	$0.99	$0.82
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)		$(0.30)	$(0.27)	$(0.26)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.36)	$(0.32)		$(0.71)	$(0.51)	$(0.43)
Net asset value, end of period (x)	$12.08	$12.26		$11.21	$12.68	$12.20
Total return (%) (r)(s)(t)(x)	1.42	12.35		(6.17)	8.20	7.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.75	1.77		1.81	1.81	1.82
Expenses after expense reductions (f)(h)	1.74	1.75		1.76	1.78	1.81
Net investment income (loss)	2.29	2.55		2.43	1.95	2.11
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$573	$938		$1,268	$918	$775

Class R2	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28	$11.22		$12.70	$12.20	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.36		$0.35	$0.31	$0.31
Net realized and unrealized gain (loss)	(0.11)	1.08		(1.06)	0.76	0.56
Total from investment operations	$0.23	$1.44		$(0.71)	$1.07	$0.87
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.38)		$(0.36)	$(0.33)	$(0.32)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.42)	$(0.38)		$(0.77)	$(0.57)	$(0.49)
Net asset value, end of period (x)	$12.09	$12.28		$11.22	$12.70	$12.20
Total return (%) (r)(s)(t)(x)	1.85	12.98		(5.77)	8.90	7.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.24	1.27		1.31	1.31	1.32
Expenses after expense reductions (f)(h)	1.23	1.25		1.26	1.28	1.31
Net investment income (loss)	2.73	2.99		2.94	2.47	2.59
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$4,396	$4,223		$3,139	$2,113	$1,180

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28	$11.23		$12.71	$12.21	$11.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.39		$0.38	$0.34	$0.34
Net realized and unrealized gain (loss)	(0.10)	1.07		(1.06)	0.76	0.56
Total from investment operations	$0.27	$1.46		$(0.68)	$1.10	$0.90
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)		$(0.39)	$(0.36)	$(0.35)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.45)	$(0.41)		$(0.80)	$(0.60)	$(0.52)
Net asset value, end of period (x)	$12.10	$12.28		$11.23	$12.71	$12.21
Total return (%) (r)(s)(t)(x)	2.19	13.16		(5.52)	9.17	7.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	1.02		1.07	1.06	1.07
Expenses after expense reductions (f)(h)	0.98	1.00		1.02	1.03	1.06
Net investment income (loss)	2.97	3.24		3.19	2.70	2.84
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$20,013	$19,274		$15,393	$7,995	$5,256

Class R4	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.29	$11.23		$12.71	$12.21	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.42		$0.41	$0.37	$0.37
Net realized and unrealized gain (loss)	(0.10)	1.08		(1.06)	0.76	0.57
Total from investment operations	$0.30	$1.50		$(0.65)	$1.13	$0.94
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.44)		$(0.42)	$(0.39)	$(0.38)
From net realized gain	(0.06)	(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.49)	$(0.44)		$(0.83)	$(0.63)	$(0.55)
Net asset value, end of period (x)	$12.10	$12.29		$11.23	$12.71	$12.21
Total return (%) (r)(s)(t)(x)	2.36	13.53		(5.29)	9.44	8.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.77		0.81	0.81	0.82
Expenses after expense reductions (f)(h)	0.73	0.75		0.76	0.78	0.81
Net investment income (loss)	3.20	3.50		3.42	2.96	3.08
Portfolio turnover	44	46		62	48	63
Net assets at end of period (000 omitted)	$7,915	$6,179		$5,173	$4,936	$2,834

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	2/28/18		2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$12.28		$11.22		$12.70	$12.21	$11.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38		$0.43		$0.42	$0.38	$0.38
Net realized and unrealized gain (loss)	(0.06	)(g)	1.08		(1.06)	0.75	0.57
Total from investment operations	$0.32		$1.51		$(0.64)	$1.13	$0.95
Less distributions declared to shareholders
From net investment income	$(0.44)		$(0.45)		$(0.43)	$(0.40)	$(0.39)
From net realized gain	(0.06)		(0.00	)(w)	(0.41)	(0.24)	(0.17)
Total distributions declared to shareholders	$(0.50)		$(0.45)		$(0.84)	$(0.64)	$(0.56)
Net asset value, end of period (x)	$12.10		$12.28		$11.22	$12.70	$12.21
Total return (%) (r)(s)(t)(x)	2.54		13.65		(5.20)	9.46	8.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65		0.67		0.70	0.72	0.73
Expenses after expense reductions (f)(h)	0.64		0.65		0.65	0.69	0.72
Net investment income (loss)	3.08		3.57		3.55	3.05	3.18
Portfolio turnover	44		46		62	48	63
Net assets at end of period (000 omitted)	$214,111		$15,036		$11,073	$2,569	$2,101

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industry, political, regulatory, geopolitical, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other

Notes to Financial Statements – continued

governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid

Notes to Financial Statements – continued

and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 28, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,046,857,357	$717,600	$—	$1,047,574,957
Switzerland	—	71,865,014	—	71,865,014
Canada	68,100,470	—	—	68,100,470
United Kingdom	—	58,491,433	—	58,491,433
France	—	52,397,137	—	52,397,137
Taiwan	29,419,521	4,246,146	—	33,665,667
Japan	—	31,434,145	—	31,434,145
China	—	26,307,403	—	26,307,403
Hong Kong	—	17,820,579	—	17,820,579
Other Countries	15,069,903	96,512,724	—	111,582,627
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	359,658,918	—	359,658,918
Non-U.S. Sovereign Debt	—	493,527,844	—	493,527,844
Municipal Bonds	—	10,246,722	—	10,246,722
U.S. Corporate Bonds	—	11,224,563	—	11,224,563
Residential Mortgage-Backed Securities	—	412,327,376	—	412,327,376
Commercial Mortgage-Backed Securities	—	20,621,640	—	20,621,640
Asset-Backed Securities (including CDOs)	—	18,394,645	—	18,394,645
Foreign Bonds	—	162,608,289	—	162,608,289
Mutual Funds	873,452,878	—	—	873,452,878
Total	$2,032,900,129	$1,848,402,178	$—	$3,881,302,307
Other Financial Instruments
Futures Contracts – Liabilities	$(28,589)	$—	$—	$(28,589)
Forward Foreign Currency Exchange Contracts – Assets	—	511,656	—	511,656
Forward Foreign Currency Exchange Contracts – Liabilities	—	(343,138)	—	(343,138)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Of the level 2 investments presented above, equity investments amounting to $270,153,888 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring

Notes to Financial Statements – continued

after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued using other observable market-based inputs. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(28,589)
Foreign Exchange	Forward Foreign Currency Exchange	511,656	(343,138)
Equity	Purchased Equity Options	2,516,800	—
Total		$3,028,456	$(371,727)

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for

Notes to Financial Statements – continued

futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchage Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(235,719)	$—	$—
Foreign Exchange	—	1,618,350	—
Equity	—	—	(3,785,903)
Total	$(235,719)	$1,618,350	$(3,785,903)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(11,771)	$—	$—
Foreign Exchange	—	144,672	—
Equity	—	—	1,927,627
Total	$(11,771)	$144,672	$1,927,627

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and

Notes to Financial Statements – continued

uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase

Notes to Financial Statements – continued

will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At February 28, 2018, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are

Notes to Financial Statements – continued

recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such

Notes to Financial Statements – continued

agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/18	Year ended 2/28/17
Ordinary income (including any short-term capital gains)	$123,629,741	$114,442,050
Long-term capital gains	19,502,238	917,313
Total distributions	$143,131,979	$115,359,363

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/18
Cost of investments	$3,824,120,292
Gross appreciation	168,183,595
Gross depreciation	(110,861,651)
Net unrealized appreciation (depreciation)	$57,321,944
Undistributed ordinary income	4,814,067
Undistributed long-term capital gain	12,418,645
Other temporary differences	(9,701,629)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/28/18	Year ended 2/28/17	Year ended 2/28/18	Year ended 2/28/17
Class A	$43,591,274	$52,461,798	$6,665,606	$411,975
Class C	24,285,847	27,338,665	4,696,509	270,190
Class I	49,823,688	33,156,646	6,964,196	224,907
Class R1	16,406	35,699	2,727	399
Class R2	127,724	124,331	20,482	1,074
Class R3	639,441	600,645	98,791	4,579
Class R4	273,414	210,970	42,400	1,532
Class R6	4,871,947	512,378	1,011,527	3,575
Total	$123,629,741	$114,441,132	$19,502,238	$918,231

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion up to $2.5 billion In excess of $2.5 billion up to $5 billion	0.60 0.55	% %
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2018, this management fee reduction amounted to $329,129, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2019. For the year ended February 28, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $190,175 for the year ended February 28, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,437,937
Class C	0.75%	0.25%	1.00%	1.00%	10,070,173
Class R1	0.75%	0.25%	1.00%	1.00%	6,879
Class R2	0.25%	0.25%	0.50%	0.50%	21,919
Class R3	—	0.25%	0.25%	0.25%	50,341
Total Distribution and Service Fees					$13,587,249

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2018, this rebate amounted to $6,014, $108, and $23 for Class A, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2018, were as follows:

Amount
Class A	$61,131
Class C	111,338

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2018, the fee was $254,556, which equated to 0.0064% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,740,470.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2018, the fee paid by the fund under this agreement was $7,045 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

On March 16, 2016, MFS redeemed 117,729 shares of Class I for an aggregate amount of $1,365,651.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,547,871 and $127,614, respectively. The sales transactions resulted in net realized gains (losses) of $(8,133).

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. This reimbursement, if any, will be determined in arrears on a quarterly basis beginning with the quarter ending March 31, 2018.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended February 28, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$357,183,622	$391,936,601
Non-U.S. Government securities	$1,381,230,479	$1,305,843,635

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	32,663,388	$405,127,853	41,350,523	$496,539,781
Class C	10,511,622	130,379,562	20,261,667	243,583,864
Class I	41,660,723	516,626,466	79,362,295	958,782,670
Class R1	9,953	122,941	21,357	250,824
Class R2	142,870	1,761,794	129,398	1,547,887
Class R3	458,513	5,714,468	455,616	5,447,509
Class R4	288,177	3,573,718	182,758	2,198,683
Class R6	18,315,715	227,403,049	557,181	6,708,893
	104,050,961	$1,290,709,851	142,320,795	$1,715,060,111

Shares issued to shareholders in reinvestment of distributions
Class A	3,879,327	$48,278,886	4,249,168	$51,151,692
Class C	2,045,252	25,440,252	1,914,222	23,033,487
Class I	3,793,515	47,182,111	2,202,332	26,546,711
Class R1	1,522	18,903	2,967	35,647
Class R2	8,720	108,397	9,310	112,046
Class R3	58,926	733,359	50,161	604,178
Class R4	25,291	315,016	17,640	212,496
Class R6	437,007	5,456,254	12,577	151,528
	10,249,560	$127,533,178	8,458,377	$101,847,785

Shares reacquired
Class A	(33,059,857)	$(410,091,568)	(63,554,253)	$(767,824,667)
Class C	(20,814,838)	(258,114,378)	(20,665,375)	(247,829,597)
Class I	(48,854,837)	(605,562,197)	(26,493,533)	(317,775,430)
Class R1	(40,548)	(501,002)	(61,001)	(737,857)
Class R2	(132,013)	(1,633,720)	(74,466)	(895,224)
Class R3	(432,335)	(5,404,920)	(308,056)	(3,678,785)
Class R4	(162,192)	(2,030,584)	(158,202)	(1,895,968)
Class R6	(2,279,360)	(28,399,590)	(332,117)	(3,988,576)
	(105,775,980)	$(1,311,737,959)	(111,647,003)	$(1,344,626,104)

Notes to Financial Statements – continued

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Net change
Class A	3,482,858	$43,315,171	(17,954,562)	$(220,133,194)
Class C	(8,257,964)	(102,294,564)	1,510,514	18,787,754
Class I	(3,400,599)	(41,753,620)	55,071,094	667,553,951
Class R1	(29,073)	(359,158)	(36,677)	(451,386)
Class R2	19,577	236,471	64,242	764,709
Class R3	85,104	1,042,907	197,721	2,372,902
Class R4	151,276	1,858,150	42,196	515,211
Class R6	16,473,362	204,459,713	237,641	2,871,845
	8,524,541	$106,505,070	39,132,169	$472,281,792

Class T shares were not publily available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2018, the fund’s commitment fee and interest expense were $26,879 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio		110,654,801	11,194,144	(30,128,316)	91,720,629
MFS Institutional Money Market Portfolio		101,605,564	764,176,215	(834,321,133)	31,460,646

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(10,890,498)	$(8,008,187)	$—	$53,334,554	$841,995,378
MFS Institutional Money Market Portfolio	(16,752)	(1,777)		1,218,960	31,457,500

	$(10,907,250)	$(8,009,964)	$—	$54,553,514	$873,452,878

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $380,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting the MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust XIII) at February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 13, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
William Adams Ward Brown David Cole Rick Gable Matt Ryan Jonathan Sage Geoffrey Schechter Jim Swanson

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $26,579,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.33% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Annual Report

February 28, 2018

MFS® Government Securities Fund

MFG-ANN

MFS® Government Securities Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In spite of this,

global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased

U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized uptick in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 13, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	48.5%
U.S. Treasury Securities	35.1%
U.S. Government Agencies	4.4%
Investment Grade Corporates	2.8%
Commercial Mortgage-Backed Securities	2.2%
Collateralized Debt Obligations	2.1%
Municipal Bonds	1.3%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.2%
Asset-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	0.8%
A	1.9%
BBB	1.5%
U.S. Government	34.0%
Federal Agencies	52.9%
Not Rated	1.1%
Cash & Cash Equivalents	4.2%
Other	(1.1)%

Portfolio facts (i)
Average Duration (d)	5.4
Average Effective Maturity (m)	7.5 yrs.

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of February 28, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2018, Class A shares of the MFS Government Securities Fund (“fund”) provided a total return of –0.61%, at net asset value. This compares with a return of -0.23% for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and a significant cut in personal and corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, in the second half of the period, the Bank of England hiked its policy rate for the first time in a decade. European growth reflected a generally calmer political economic backdrop, though anti-establishment parties continue to increase their representation in European parliaments. Bond yields in most developed markets rose moderately late in the period, but remain low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market leveled off, constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement and significant additional policy action ramped up in early 2018, with tariffs placed on several categories of US imports.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, there were no material detractors from the fund’s performance, gross of expenses, during the

4

Management Review – continued

reporting period. The factors that contributed to relative performance included the fund’s out-of-benchmark holdings of commercial mortgage-backed securities (CMBS) and a lesser exposure to the treasury sector. Security selection within agency fixed rate mortgage-backed securities also benefited relative results. The fund’s positioning along the yield curve (y), most notably its lesser exposure to the short end of the yield curve where interest rates rose, further contributed to relative returns.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/28/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	(0.61)%	0.52%	2.63%	N/A
B	8/30/93	(1.26)%	(0.21)%	1.86%	N/A
C	4/01/96	(1.25)%	(0.22)%	1.85%	N/A
I	1/02/97	(0.26)%	0.77%	2.88%	N/A
R1	4/01/05	(1.36)%	(0.23)%	1.86%	N/A
R2	10/31/03	(0.86)%	0.27%	2.37%	N/A
R3	4/01/05	(0.51)%	0.54%	2.63%	N/A
R4	4/01/05	(0.36)%	0.77%	2.88%	N/A
R6	7/02/12	(0.25)%	0.89%	N/A	0.89%
Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		(0.23)%	1.24%	3.05%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.84)%	(0.35)%	2.18%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.14)%	(0.58)%	1.86%	N/A
C With CDSC (1% for 12 months) (v)		(2.22)%	(0.22)%	1.85%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2017 through February 28, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/17	Ending Account Value 2/28/18	Expenses Paid During Period (p) 9/01/17-2/28/18
A	Actual	0.84%	$1,000.00	$975.03	$4.11
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
B	Actual	1.60%	$1,000.00	$971.32	$7.82
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
C	Actual	1.60%	$1,000.00	$972.41	$7.82
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
I	Actual	0.60%	$1,000.00	$977.23	$2.94
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.60%	$1,000.00	$971.32	$7.82
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
R2	Actual	1.10%	$1,000.00	$973.76	$5.38
	Hypothetical (h)	1.10%	$1,000.00	$1,019.34	$5.51
R3	Actual	0.85%	$1,000.00	$976.00	$4.16
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R4	Actual	0.60%	$1,000.00	$976.25	$2.94
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R6	Actual	0.49%	$1,000.00	$976.75	$2.40
	Hypothetical (h)	0.49%	$1,000.00	$1,022.36	$2.46

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

2/28/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 95.5%
Issuer	Shares/Par	Value ($)
Agency - Other - 1.5%
Financing Corp., 9.8%, 4/06/2018	$14,975,000	$15,100,535
Financing Corp., 10.35%, 8/03/2018	15,165,000	15,716,369

		$30,816,904
Asset-Backed & Securitized - 4.5%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 2.882% (LIBOR-3mo. + 1.16%), 7/15/2026 (n)	$7,682,000	$7,683,444
Atrium CDO Corp., 2011-A, “A1R”, FLR, 2.884% (LIBOR-3mo. + 1.14%), 10/23/2025 (n)	7,779,000	7,783,325
Cent CLO LP, 2014-21A, “A1”, FLR, 2.97% (LIBOR-3mo. + 1.21%), 7/27/2026 (n)	8,305,747	8,324,898
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	1,000,000	982,779
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	1,000,000	1,022,390
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	4,990,000	4,931,461
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,135,000	3,177,661
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,300,000	5,416,770
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	5,351,861	5,305,740
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,341,994	5,337,351
Dryden Senior Loan Fund, 2014-34A, “AR”, CLO, FLR, 2.882%
(LIBOR-3mo. + 1.16%), 10/15/2026 (n)	6,145,237	6,147,160
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FLR, 2.188% (LIBOR-1mo. + 0.6%), 8/15/2020	2,875,000	2,881,180
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	5,951,000	5,932,074
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34,
“A4”, 3.536%, 11/15/2052	1,650,987	1,647,626
TICP CLO Ltd., FLR, 2.925% (LIBOR-3mo. + 1.18%), 1/20/2027 (n)	7,683,921	7,686,049
UBS Commercial Mortgage Trust 2017-C1, “A4”, 3.544%, 11/15/2050	3,494,000	3,474,088
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	5,531,348	5,559,214
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	2,177,277	2,138,739
West CLO Ltd. 2013-1A, “A1AR”, FLR, 2.953% (LIBOR-3mo. + 1.16%), 11/07/2025 (n)	4,754,461	4,756,905

		$90,188,854

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - 0.3%
Ford Motor Credit Co. LLC, 2.551%, 10/05/2018	$2,611,000	$2,609,908
Hyundai Capital America, 2%, 3/19/2018 (n)	3,122,000	3,121,692
Hyundai Capital America, 2.4%, 10/30/2018 (n)	654,000	652,554

		$6,384,154
Business Services - 0.2%
Cisco Systems, Inc., 2.6%, 2/28/2023	$4,048,000	$3,974,972

Chemicals - 0.2%
Sherwin Williams Co., 2.75%, 6/01/2022	$5,063,000	$4,937,054

Computer Software - 0.1%
Microsoft Corp., 3.125%, 11/03/2025	$1,640,000	$1,618,143

Computer Software - Systems - 0.3%
Apple, Inc., 3.25%, 2/23/2026	$5,398,000	$5,311,782

Consumer Products - 0.4%
Newell Rubbermaid, Inc., 3.15%, 4/01/2021	$3,719,000	$3,681,393
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	4,386,000	4,128,753

		$7,810,146
Local Authorities - 1.3%
New Jersey Economic Development Authority State Pension
Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$14,792,000	$12,189,644
Philadelphia PA, School District Rev., “A”, 5.995%, 9/01/2030	3,280,000	3,696,986
State of California (Build America Bonds), 7.6%, 11/01/2040	4,220,000	6,482,173
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	2,750,000	3,468,630

		$25,837,433
Major Banks - 0.3%
Bank of America Corp., 3.124% to 1/20/2022, FLR to 1/20/2023	$3,275,000	$3,255,411
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	2,120,000	2,121,113

		$5,376,524
Mortgage-Backed - 48.3%
Fannie Mae, 2.578%, 9/25/2018	$2,355,156	$2,351,937
Fannie Mae, 5.6%, 1/01/2019	814,014	830,587
Fannie Mae, 5.47%, 2/01/2019	348,508	353,092
Fannie Mae, 5.1%, 3/01/2019	352,660	357,021
Fannie Mae, 5%, 4/01/2019 - 3/01/2042	21,959,461	23,648,581
Fannie Mae, 5.08%, 4/01/2019	715,983	732,114
Fannie Mae, 5.28%, 4/01/2019	607,169	621,770

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.84%, 5/01/2019	$599,530	$614,737
Fannie Mae, 5.5%, 5/01/2019 - 12/01/2038	20,772,661	22,767,176
Fannie Mae, 4.5%, 6/01/2019 - 6/01/2044	70,168,011	74,029,719
Fannie Mae, 4.783%, 8/01/2019	2,791,194	2,870,660
Fannie Mae, 4.83%, 8/01/2019	966,897	996,271
Fannie Mae, 5.05%, 8/01/2019	662,082	680,513
Fannie Mae, 4.67%, 9/01/2019	1,128,057	1,161,696
Fannie Mae, 4.94%, 9/01/2019	383,819	395,326
Fannie Mae, 4.14%, 8/01/2020	1,305,699	1,343,797
Fannie Mae, 5.19%, 9/01/2020	1,574,594	1,622,298
Fannie Mae, 6%, 2/01/2021 - 12/01/2037	5,511,255	6,149,907
Fannie Mae, 2.152%, 1/25/2023	4,740,000	4,578,093
Fannie Mae, 2.41%, 5/01/2023	1,490,387	1,451,906
Fannie Mae, 2.55%, 5/01/2023	1,284,281	1,259,336
Fannie Mae, 2.59%, 5/01/2023	815,180	800,772
Fannie Mae, 3.78%, 10/01/2023	902,108	928,887
Fannie Mae, 3.59%, 9/01/2026	1,035,005	1,064,639
Fannie Mae, 2.28%, 11/01/2026	930,512	873,985
Fannie Mae, 2.597%, 12/25/2026	10,346,000	9,813,738
Fannie Mae, 3%, 3/01/2027 - 11/01/2046	53,009,734	52,064,278
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	2,235,166	2,493,792
Fannie Mae, 4%, 9/01/2040 - 7/01/2047	150,751,934	155,507,849
Fannie Mae, 3.5%, 1/01/2042 - 4/01/2047	125,756,553	125,846,596
Fannie Mae, 2%, 5/25/2044	3,392,949	3,279,759
Fannie Mae, FLR, 1.971% (LIBOR-1mo. + 0.35%), 5/25/2018	235,681	235,755
Freddie Mac, 2.412%, 8/25/2018	6,541,067	6,537,891
Freddie Mac, 5%, 9/01/2018 - 7/01/2041	8,405,333	9,055,257
Freddie Mac, 2.303%, 9/25/2018	2,438,882	2,435,466
Freddie Mac, 2.323%, 10/25/2018	4,648,131	4,645,286
Freddie Mac, 2.13%, 1/25/2019	9,767,673	9,738,050
Freddie Mac, 5.085%, 3/25/2019	6,865,000	6,992,925
Freddie Mac, 1.883%, 5/25/2019	1,100,000	1,093,763
Freddie Mac, 6%, 8/01/2019 - 10/01/2038	4,310,014	4,795,964
Freddie Mac, 2.456%, 8/25/2019	4,923,000	4,917,758
Freddie Mac, 4.186%, 8/25/2019	2,800,000	2,859,354
Freddie Mac, 4.251%, 1/25/2020	3,106,000	3,188,515
Freddie Mac, 2.313%, 3/25/2020	6,978,000	6,929,615
Freddie Mac, 4.224%, 3/25/2020	4,281,146	4,402,826
Freddie Mac, 3.808%, 8/25/2020	2,877,000	2,947,723
Freddie Mac, 3.034%, 10/25/2020	5,417,000	5,449,713
Freddie Mac, 2.856%, 1/25/2021	4,724,000	4,729,473
Freddie Mac, 5.5%, 4/01/2021 - 1/01/2038	5,922,539	6,493,669
Freddie Mac, 2.791%, 1/25/2022	6,917,000	6,894,820

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 2.455%, 3/25/2022	$4,315,406	$4,264,895
Freddie Mac, 2.716%, 6/25/2022	4,738,552	4,704,616
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	11,352,651	11,969,462
Freddie Mac, 2.51%, 11/25/2022	6,640,000	6,515,574
Freddie Mac, 3.32%, 2/25/2023	4,605,000	4,677,934
Freddie Mac, 3.25%, 4/25/2023	9,000,000	9,114,898
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	12,522,861	12,623,335
Freddie Mac, 3.06%, 7/25/2023	3,476,000	3,486,658
Freddie Mac, 3.531%, 7/25/2023	240,000	246,213
Freddie Mac, 2.454%, 8/25/2023	4,795,000	4,662,890
Freddie Mac, 3.458%, 8/25/2023	4,600,000	4,703,208
Freddie Mac, 0.883%, 4/25/2024 (i)	55,266,384	2,475,000
Freddie Mac, 0.618%, 7/25/2024 (i)	60,741,834	2,006,315
Freddie Mac, 3.064%, 8/25/2024	6,098,509	6,093,138
Freddie Mac, 2.67%, 12/25/2024	10,788,000	10,512,320
Freddie Mac, 2.811%, 1/25/2025	9,000,000	8,841,522
Freddie Mac, 3.329%, 5/25/2025	9,024,000	9,134,096
Freddie Mac, 4%, 7/01/2025 - 9/01/2044	9,055,143	9,348,781
Freddie Mac, 3.01%, 7/25/2025	2,651,000	2,628,785
Freddie Mac, 2.745%, 1/25/2026	8,567,000	8,301,425
Freddie Mac, 2.673%, 3/25/2026	7,802,000	7,513,445
Freddie Mac, 3.224%, 3/25/2027	8,182,000	8,151,205
Freddie Mac, 3.243%, 4/25/2027	7,213,000	7,194,227
Freddie Mac, 3.117%, 6/25/2027	5,518,817	5,444,342
Freddie Mac, 0.579%, 7/25/2027 (i)	106,892,046	5,008,395
Freddie Mac, 3.194%, 7/25/2027	8,176,000	8,112,122
Freddie Mac, 0.437%, 8/25/2027 (i)	85,314,887	3,032,680
Freddie Mac, 3.187%, 9/25/2027	5,616,000	5,561,827
Freddie Mac, 3.286%, 11/25/2027	7,673,000	7,658,836
Freddie Mac, 3.444%, 12/25/2027	2,558,000	2,596,245
Freddie Mac, 0.303%, 1/25/2028 (i)	62,657,363	1,759,406
Freddie Mac, 6.5%, 5/01/2037	486,601	547,941
Freddie Mac, 3.5%, 12/01/2041 - 1/01/2047	91,448,599	91,642,141
Freddie Mac, 3%, 4/01/2043 - 11/01/2046	57,069,766	55,590,062
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2042	4,700,759	5,133,800
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	11,808,378	12,475,758
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	2,393,942	2,482,328
Ginnie Mae, 3.5%, 12/15/2041 - 5/20/2046	22,958,296	23,223,056
Ginnie Mae, 6.158%, 4/20/2058	78,096	83,649
Ginnie Mae, 0.658%, 2/16/2059 (i)	8,192,857	521,373

		$975,878,558

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - 0.2%
AT&T, Inc., 3.4%, 8/14/2024	$4,198,000	$4,168,856

Other Banks & Diversified Financials - 0.5%
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	$4,294,000	$4,206,065
ING Groep N.V., 3.15%, 3/29/2022	5,120,000	5,073,874

		$9,279,939
Restaurants - 0.1%
McDonald’s Corp., 2.75%, 12/09/2020	$1,587,000	$1,584,735

Supranational - 0.2%
Inter-American Development Bank, 4.375%, 1/24/2044	$2,796,000	$3,227,342

Tobacco - 0.2%
BAT Capital Corp., 2.764%, 8/15/2022 (n)	$4,264,000	$4,141,829

U.S. Government Agencies and Equivalents - 2.8%
AID-Tunisia, 2.452%, 7/24/2021	$4,063,000	$4,041,084
AID-Ukraine, 1.844%, 5/16/2019	7,271,000	7,237,939
AID-Ukraine, 1.847%, 5/29/2020	3,250,000	3,209,775
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	5,532,000	5,501,141
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	6,688,000	6,676,436
Private Export Funding Corp., 1.875%, 7/15/2018	5,330,000	5,330,608
Private Export Funding Corp., 2.25%, 3/15/2020	1,681,000	1,673,846
Private Export Funding Corp., 2.3%, 9/15/2020	4,100,000	4,076,232
Small Business Administration, 6.35%, 4/01/2021	76,331	78,991
Small Business Administration, 6.34%, 5/01/2021	114,638	118,554
Small Business Administration, 6.44%, 6/01/2021	129,242	133,762
Small Business Administration, 6.625%, 7/01/2021	120,078	124,565
Small Business Administration, 6.07%, 3/01/2022	116,905	121,254
Small Business Administration, 4.98%, 11/01/2023	217,170	226,440
Small Business Administration, 4.89%, 12/01/2023	488,350	506,049
Small Business Administration, 4.77%, 4/01/2024	549,191	565,905
Small Business Administration, 5.52%, 6/01/2024	264,273	275,462
Small Business Administration, 4.99%, 9/01/2024	432,876	450,081
Small Business Administration, 4.86%, 10/01/2024	257,368	265,505
Small Business Administration, 4.86%, 1/01/2025	591,280	611,511
Small Business Administration, 5.11%, 4/01/2025	442,871	460,131
Small Business Administration, 2.21%, 2/01/2033	2,070,681	2,005,773
Small Business Administration, 2.22%, 3/01/2033	3,642,876	3,537,498
Small Business Administration, 3.15%, 7/01/2033	3,397,385	3,424,080
Small Business Administration, 3.16%, 8/01/2033	1,233,584	1,244,346
Small Business Administration, 3.62%, 9/01/2033	1,318,547	1,346,803

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Tennessee Valley Authority, 1.75%, 10/15/2018	$4,231,000	$4,224,603

		$57,468,374
U.S. Treasury Obligations - 33.9%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$1,706,398
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	7,280,903
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,270,740
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,982,398
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,500,094
U.S. Treasury Bonds, 4.5%, 8/15/2039	19,926,300	24,473,544
U.S. Treasury Bonds, 3.125%, 2/15/2043	28,535,600	28,598,022
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	26,365,779
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	86,745,575
U.S. Treasury Bonds, 2.875%, 11/15/2046	8,400,000	7,989,844
U.S. Treasury Notes, 2.625%, 4/30/2018	11,085,000	11,105,377
U.S. Treasury Notes, 2.75%, 2/15/2019	19,471,600	19,589,494
U.S. Treasury Notes, 1%, 6/30/2019	97,559,000	96,068,938
U.S. Treasury Notes, 1.625%, 6/30/2019	57,876,000	57,466,799
U.S. Treasury Notes, 2.625%, 8/15/2020	32,222,000	32,422,129
U.S. Treasury Notes, 2%, 11/30/2020	6,679,000	6,608,557
U.S. Treasury Notes, 3.125%, 5/15/2021 (f)	34,834,000	35,521,155
U.S. Treasury Notes, 1.75%, 5/15/2022	24,023,000	23,228,176
U.S. Treasury Notes, 2.5%, 8/15/2023	136,673,000	135,306,270
U.S. Treasury Notes, 2.75%, 2/15/2024	8,033,000	8,037,707
U.S. Treasury Notes, 2.5%, 5/15/2024	63,269,000	62,339,737
U.S. Treasury Notes, 2%, 11/15/2026	6,400,000	5,968,000

		$683,575,636
Utilities - Electric Power - 0.2%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$5,254,000	$5,152,561
Total Bonds (Identified Cost, $1,956,646,836)		$1,926,733,796

Investment Companies (h) - 4.2%
Money Market Funds - 4.2%
MFS Institutional Money Market Portfolio, 1.52% (v) (Identified Cost, $85,674,000)	85,684,720	$85,676,152

Other Assets, Less Liabilities - 0.3%		6,031,159
Net Assets - 100.0%		$2,018,441,107

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $85,676,152 and $1,926,733,796, respectively.

16

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $65,906,348, representing 3.3% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company

Derivative Contracts at 2/28/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	15	$2,151,563	June - 2018	$1,939

Liabilitiy Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	176	$20,051,625	June - 2018	$(36,461)

At February 28, 2018, the fund had liquid securities with an aggregate value of $144,802 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,956,646,836)	$1,926,733,796
Investments in affiliated issuers, at value (identified cost, $85,674,000)	85,676,152
Receivables for
Daily variation margin on open futures contracts	29,633
Investments sold	357,616
Fund shares sold	1,397,171
Interest	7,136,246
Other assets	7,602
Total assets	$2,021,338,216
Liabilities
Payable to custodian	$13,263
Payables for
Distributions	426,290
Fund shares reacquired	1,654,587
Payable to affiliates
Investment adviser	44,882
Shareholder servicing costs	557,790
Distribution and service fees	10,757
Payable for independent Trustees’ compensation	17,325
Accrued expenses and other liabilities	172,215
Total liabilities	$2,897,109
Net assets	$2,018,441,107
Net assets consist of
Paid-in capital	$2,131,800,197
Unrealized appreciation (depreciation)	(29,945,410)
Accumulated net realized gain (loss)	(87,025,410)
Undistributed net investment income	3,611,730
Net assets	$2,018,441,107
Shares of beneficial interest outstanding	211,432,235

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$625,456,527	65,477,554	$9.55
Class B	12,967,903	1,359,223	9.54
Class C	29,766,494	3,111,047	9.57
Class I	39,571,664	4,145,603	9.55
Class R1	2,237,225	234,471	9.54
Class R2	98,059,957	10,276,920	9.54
Class R3	79,273,584	8,302,592	9.55
Class R4	64,691,491	6,773,000	9.55
Class R6	1,066,416,262	111,751,825	9.54

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.97 [100 / 95.75 x $9.55]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$60,018,535
Dividends from affiliated issuers	492,271
Total investment income	$60,510,806
Expenses
Management fee	$8,318,129
Distribution and service fees	2,957,425
Shareholder servicing costs	2,284,695
Administrative services fee	336,534
Independent Trustees’ compensation	45,572
Custodian fee	213,336
Shareholder communications	116,956
Audit and tax fees	62,564
Legal fees	26,110
Miscellaneous	228,026
Total expenses	$14,589,347
Fees paid indirectly	(1,229)
Reduction of expenses by investment adviser and distributor	(217,718)
Net expenses	$14,370,400
Net investment income (loss)	$46,140,406
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(7,638,342)
Affiliated issuers	(3,260)
Futures contracts	(457,356)
Net realized gain (loss)	$(8,098,958)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(45,225,734)
Affiliated issuers	2,131
Futures contracts	(31,904)
Net unrealized gain (loss)	$(45,255,507)
Net realized and unrealized gain (loss)	$(53,354,465)
Change in net assets from operations	$(7,214,059)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/18	2/28/17
Change in net assets
From operations
Net investment income (loss)	$46,140,406	$45,759,260
Net realized gain (loss)	(8,098,958)	(7,050,344)
Net unrealized gain (loss)	(45,255,507)	(57,302,563)
Change in net assets from operations	$(7,214,059)	$(18,593,647)
Distributions declared to shareholders
From net investment income	$(52,875,416)	$(54,285,439)
Change in net assets from fund share transactions	$(16,011,684)	$(9,494,486)
Total change in net assets	$(76,101,159)	$(82,373,572)
Net assets
At beginning of period	2,094,542,266	2,176,915,838
At end of period (including undistributed net investment income of $3,611,730 and $3,405,493, respectively)	$2,018,441,107	$2,094,542,266

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.84	$10.17		$10.20	$10.05	$10.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.19	(c)	$0.18	$0.16	$0.18
Net realized and unrealized gain (loss)	(0.26)	(0.29)		(0.01)	0.20	(0.29)
Total from investment operations	$(0.06)	$(0.10)		$0.17	$0.36	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)		$(0.20)	$(0.21)	$(0.22)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.23)	$(0.23)		$(0.20)	$(0.21)	$(0.25)
Net asset value, end of period (x)	$9.55	$9.84		$10.17	$10.20	$10.05
Total return (%) (r)(s)(t)(x)	(0.61)	(0.97	)(c)	1.69	3.59	(1.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	(c)	0.88	0.88	0.88
Expenses after expense reductions (f)	0.85	0.86	(c)	0.87	0.87	0.87
Net investment income (loss)	2.06	1.93	(c)	1.74	1.58	1.76
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$625,457	$685,256		$719,585	$692,680	$698,251

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.82	$10.16		$10.19	$10.04	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.12	(c)	$0.10	$0.08	$0.10
Net realized and unrealized gain (loss)	(0.25)	(0.30)		(0.01)	0.20	(0.27)
Total from investment operations	$(0.12)	$(0.18)		$0.09	$0.28	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.15)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.18)
Net asset value, end of period (x)	$9.54	$9.82		$10.16	$10.19	$10.04
Total return (%) (r)(s)(t)(x)	(1.26)	(1.82	)(c)	0.93	2.82	(1.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	(c)	1.63	1.63	1.63
Expenses after expense reductions (f)	1.61	1.62	(c)	1.62	1.62	1.63
Net investment income (loss)	1.31	1.18	(c)	0.99	0.83	1.00
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$12,968	$18,013		$22,289	$23,857	$28,208

Class C	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.85	$10.19		$10.22	$10.07	$10.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.12	(c)	$0.10	$0.08	$0.10
Net realized and unrealized gain (loss)	(0.25)	(0.30)		(0.01)	0.20	(0.28)
Total from investment operations	$(0.12)	$(0.18)		$0.09	$0.28	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.15)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.18)
Net asset value, end of period (x)	$9.57	$9.85		$10.19	$10.22	$10.07
Total return (%) (r)(s)(t)(x)	(1.25)	(1.81	)(c)	0.93	2.81	(1.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	(c)	1.63	1.63	1.63
Expenses after expense reductions (f)	1.61	1.62	(c)	1.62	1.62	1.63
Net investment income (loss)	1.30	1.17	(c)	0.98	0.82	0.99
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$29,766	$41,824		$49,104	$51,361	$58,229

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.83	$10.16		$10.20	$10.05	$10.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	(c)	$0.20	$0.18	$0.20
Net realized and unrealized gain (loss)	(0.24)	(0.29)		(0.02)	0.20	(0.28)
Total from investment operations	$(0.02)	$(0.07)		$0.18	$0.38	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)		$(0.22)	$(0.23)	$(0.25)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.26)		$(0.22)	$(0.23)	$(0.28)
Net asset value, end of period (x)	$9.55	$9.83		$10.16	$10.20	$10.05
Total return (%) (r)(s)(t)(x)	(0.26)	(0.73	)(c)	1.85	3.85	(0.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	(c)	0.63	0.63	0.63
Expenses after expense reductions (f)	0.61	0.62	(c)	0.62	0.63	0.63
Net investment income (loss)	2.29	2.17	(c)	1.98	1.80	1.98
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$39,572	$43,439		$42,563	$22,984	$20,974

Class R1	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.83	$10.16		$10.19	$10.04	$10.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.12	(c)	$0.10	$0.08	$0.10
Net realized and unrealized gain (loss)	(0.26)	(0.29)		(0.01)	0.20	(0.28)
Total from investment operations	$(0.13)	$(0.17)		$0.09	$0.28	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.15)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.16)	$(0.16)		$(0.12)	$(0.13)	$(0.18)
Net asset value, end of period (x)	$9.54	$9.83		$10.16	$10.19	$10.04
Total return (%) (r)(s)(t)(x)	(1.36)	(1.72	)(c)	0.93	2.82	(1.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	(c)	1.63	1.63	1.63
Expenses after expense reductions (f)	1.61	1.62	(c)	1.62	1.63	1.63
Net investment income (loss)	1.31	1.18	(c)	0.99	0.82	1.00
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$2,237	$3,265		$4,671	$5,128	$5,345

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.83	$10.16		$10.19	$10.04	$10.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	(c)	$0.15	$0.13	$0.15
Net realized and unrealized gain (loss)	(0.26)	(0.29)		(0.01)	0.20	(0.28)
Total from investment operations	$(0.08)	$(0.12)		$0.14	$0.33	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.21)		$(0.17)	$(0.18)	$(0.20)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.21)	$(0.21)		$(0.17)	$(0.18)	$(0.23)
Net asset value, end of period (x)	$9.54	$9.83		$10.16	$10.19	$10.04
Total return (%) (r)(s)(t)(x)	(0.86)	(1.22	)(c)	1.44	3.33	(1.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.13	(c)	1.13	1.13	1.13
Expenses after expense reductions (f)	1.11	1.12	(c)	1.12	1.13	1.13
Net investment income (loss)	1.80	1.68	(c)	1.49	1.33	1.51
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$98,060	$111,123		$122,117	$139,048	$142,396

Class R3	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.83	$10.17		$10.20	$10.05	$10.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.19	(c)	$0.18	$0.16	$0.18
Net realized and unrealized gain (loss)	(0.25)	(0.30)		(0.01)	0.20	(0.28)
Total from investment operations	$(0.05)	$(0.11)		$0.17	$0.36	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)		$(0.20)	$(0.21)	$(0.22)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.23)	$(0.23)		$(0.20)	$(0.21)	$(0.25)
Net asset value, end of period (x)	$9.55	$9.83		$10.17	$10.20	$10.05
Total return (%) (r)(s)(t)(x)	(0.51)	(1.07	)(c)	1.69	3.59	(0.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	(c)	0.88	0.88	0.88
Expenses after expense reductions (f)	0.86	0.87	(c)	0.87	0.88	0.87
Net investment income (loss)	2.05	1.93	(c)	1.74	1.57	1.76
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$79,274	$88,434		$109,531	$105,929	$98,701

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.84	$10.17		$10.21	$10.06	$10.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	(c)	$0.20	$0.18	$0.20
Net realized and unrealized gain (loss)	(0.26)	(0.29)		(0.02)	0.20	(0.27)
Total from investment operations	$(0.03)	$(0.07)		$0.18	$0.38	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)		$(0.22)	$(0.23)	$(0.25)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.26)	$(0.26)		$(0.22)	$(0.23)	$(0.28)
Net asset value, end of period (x)	$9.55	$9.84		$10.17	$10.21	$10.06
Total return (%) (r)(s)(t)(x)	(0.36)	(0.72	)(c)	1.85	3.84	(0.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	(c)	0.63	0.63	0.63
Expenses after expense reductions (f)	0.61	0.62	(c)	0.62	0.63	0.62
Net investment income (loss)	2.30	2.18	(c)	1.99	1.82	2.01
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$64,691	$64,371		$86,552	$77,065	$70,549

Class R6	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$9.83	$10.16		$10.20	$10.05	$10.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.23	(c)	$0.21	$0.20	$0.21
Net realized and unrealized gain (loss)	(0.26)	(0.29)		(0.01)	0.19	(0.27)
Total from investment operations	$(0.02)	$(0.06)		$0.20	$0.39	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)		$(0.24)	$(0.24)	$(0.26)
From net realized gain	—	—		—	—	(0.03)
Total distributions declared to shareholders	$(0.27)	$(0.27)		$(0.24)	$(0.24)	$(0.29)
Net asset value, end of period (x)	$9.54	$9.83		$10.16	$10.20	$10.05
Total return (%) (r)(s)(t)(x)	(0.25)	(0.61	)(c)	1.96	3.96	(0.54)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.51	(c)	0.52	0.52	0.51
Expenses after expense reductions (f)	0.50	0.50	(c)	0.51	0.51	0.51
Net investment income (loss)	2.42	2.30	(c)	2.10	1.94	2.13
Portfolio turnover	20	48		88	67	112
Net assets at end of period (000 omitted)	$1,066,416	$1,038,818		$1,020,504	$1,038,851	$943,761

See Notes to Financial Statements

26

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates

28

Notes to Financial Statements – continued

market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

29

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 28, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$771,860,914	$—	$771,860,914
Non-U.S. Sovereign Debt	—	3,227,342	—	3,227,342
Municipal Bonds	—	25,837,433	—	25,837,433
U.S. Corporate Bonds	—	31,142,253	—	31,142,253
Residential Mortgage-Backed Securities	—	975,878,558	—	975,878,558
Commercial Mortgage-Backed Securities	—	44,925,892	—	44,925,892
Asset-Backed Securities (including CDOs)	—	45,262,962	—	45,262,962
Foreign Bonds	—	28,598,442	—	28,598,442
Mutual Funds	85,676,152	—	—	85,676,152
Total	$85,676,152	$1,926,733,796	$—	$2,012,409,948

Other Financial Instruments
Futures Contracts – Assets	$1,939	$—	$—	$1,939
Futures Contracts – Liabilities	(36,461)	—	—	(36,461)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

30

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,939	$(36,461)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(457,356)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 28, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(31,904)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party

31

Notes to Financial Statements – continued

to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by The fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The

33

Notes to Financial Statements – continued

MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

34

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/18	Year ended 2/28/17
Ordinary income (including any short-term capital gains)	$52,875,416	$54,285,439

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/18
Cost of investments	$2,068,209,796
Gross appreciation	11,058,792
Gross depreciation	(66,893,162)
Net unrealized appreciation (depreciation)	$(55,834,370)
Undistributed ordinary income	7,819,778
Capital loss carryforwards	(61,136,450)
Other temporary differences	(4,208,048)

As of February 28, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(14,304,060)
Long-Term	(46,832,390)
Total	$(61,136,450)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C

35

Notes to Financial Statements – continued

shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 2/28/18	Year ended 2/28/17
Class A	$15,965,398	$16,911,235
Class B	250,984	337,034
Class C	578,496	751,462
Class I	1,026,086	1,267,576
Class R1	44,680	62,281
Class R2	2,239,532	2,447,287
Class R3	2,046,099	2,437,496
Class R4	1,697,045	1,849,270
Class R6	29,027,096	28,221,798
Total	$52,875,416	$54,285,439

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.40%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2018, this management fee reduction amounted to $170,567, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $34,304 for the year ended February 28, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

36

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,679,885
Class B	0.75%	0.25%	1.00%	1.00%	153,929
Class C	0.75%	0.25%	1.00%	1.00%	354,824
Class R1	0.75%	0.25%	1.00%	1.00%	27,383
Class R2	0.25%	0.25%	0.50%	0.50%	526,212
Class R3	—	0.25%	0.25%	0.25%	215,192
Total Distribution and Service Fees					$2,957,425

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2018, this rebate amounted to $46,766, $283, $98, and $4 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2018, were as follows:

Amount
Class A	$32,716
Class B	27,316
Class C	4,355

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2018, the fee was $265,262, which equated to 0.0128% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do

37

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended February 28, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,278,286.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 28, 2018, these costs for the fund amounted to $741,147 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,292 and the Retirement Deferral plan resulted in an expense of $92. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2018. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $16,786 at February 28, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

38

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2018, the fee paid by the fund under this agreement was $3,612 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 20,790 shares of Class I for an aggregate amount of $210,185. On September 20, 2017, MFS purchased 126 shares of Class I for an aggregate amount of $1,240.

(4) Portfolio Securities

For the year ended February 28, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$308,516,521	$414,603,699
Non-U.S. Government securities	$106,228,316	$94,581,296

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	22,234,771	$218,274,413	21,865,280	$219,895,829
Class B	123,641	1,209,979	420,030	4,253,002
Class C	340,173	3,339,878	1,077,678	10,957,005
Class I	3,998,991	39,228,415	6,012,855	60,589,197
Class R1	36,094	353,337	80,749	815,556
Class R2	1,875,222	18,326,570	2,176,967	21,922,218
Class R3	2,147,611	21,025,138	3,393,322	34,228,923
Class R4	2,654,703	26,078,951	3,191,983	32,364,425
Class R6	11,311,418	110,623,136	8,278,653	83,505,749
	44,722,624	$438,459,817	46,497,517	$468,531,904

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Notes to Financial Statements – continued

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,211,247	$11,861,131	1,249,684	$12,588,044
Class B	24,937	244,009	32,377	325,899
Class C	52,238	512,525	63,065	636,300
Class I	84,518	827,162	102,357	1,028,811
Class R1	4,556	44,604	6,159	62,042
Class R2	214,676	2,099,876	227,461	2,288,142
Class R3	207,882	2,035,141	241,415	2,432,790
Class R4	88,765	869,270	111,549	1,125,153
Class R6	2,954,977	28,902,439	2,794,221	28,113,069
	4,843,796	$47,396,157	4,828,288	$48,600,250

Shares reacquired
Class A	(27,634,171)	$(271,132,034)	(24,205,675)	$(242,520,585)
Class B	(622,857)	(6,102,609)	(813,330)	(8,148,616)
Class C	(1,526,199)	(14,981,106)	(1,715,816)	(17,248,140)
Class I	(4,358,097)	(42,704,364)	(5,883,278)	(58,779,959)
Class R1	(138,429)	(1,361,490)	(214,448)	(2,168,845)
Class R2	(3,122,194)	(30,533,790)	(3,115,804)	(31,298,077)
Class R3	(3,047,165)	(29,837,031)	(5,414,439)	(54,397,251)
Class R4	(2,514,771)	(24,726,024)	(5,268,733)	(53,525,290)
Class R6	(8,222,700)	(80,489,210)	(5,798,590)	(58,539,877)
	(51,186,583)	$(501,867,658)	(52,430,113)	$(526,626,640)

Net change
Class A	(4,188,153)	$(40,996,490)	(1,090,711)	$(10,036,712)
Class B	(474,279)	(4,648,621)	(360,923)	(3,569,715)
Class C	(1,133,788)	(11,128,703)	(575,073)	(5,654,835)
Class I	(274,588)	(2,648,787)	231,934	2,838,049
Class R1	(97,779)	(963,549)	(127,540)	(1,291,247)
Class R2	(1,032,296)	(10,107,344)	(711,376)	(7,087,717)
Class R3	(691,672)	(6,776,752)	(1,779,702)	(17,735,538)
Class R4	228,697	2,222,197	(1,965,201)	(20,035,712)
Class R6	6,043,695	59,036,365	5,274,284	53,078,941
	(1,620,163)	$(16,011,684)	(1,104,308)	$(9,494,486)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2030 Fund

40

Notes to Financial Statements – continued

were the owners of record of approximately 29%, 15%, 3%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2018, the fund’s commitment fee and interest expense were $14,125 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		29,765,172	438,961,537	(383,041,989)	85,684,720

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,260)	$2,131	$—	$492,271	$85,676,152

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by

42

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 13, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

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Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

February 28, 2018

MFS® New Discovery Value Fund

NDV-ANN

MFS® New Discovery Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields have led to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In spite of this,

global markets remain elevated amid synchronized economic growth. Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from a weaker U.S. dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased

U.S. protectionism is also a growing concern, as investors fear that trade friction could disrupt the synchronized uptick in global growth.

At MFS®, we believe having a disciplined, long-term investment approach through a full market cycle is essential to capturing the best opportunities while also managing risk. In our view, such a strategy, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 13, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Premier, Inc., “A”	1.6%
Wintrust Financial Corp.	1.6%
Black Hills Corp.	1.6%
TravelportWorldwide Ltd.	1.6%
Portland General Electric Co.	1.6%
Prosperity Bancshares, Inc.	1.5%
UMB Financial Corp.	1.5%
Sabre Corp.	1.4%
Berry Global Group, Inc.	1.4%
Glacier Bancorp, Inc.	1.4%

Equity sectors
Financial Services	32.0%
Industrial Goods & Services	15.8%
Technology	8.5%
Basic Materials	7.3%
Utilities & Communications	6.7%
Health Care	5.9%
Energy	4.1%
Special Products & Services	4.0%
Leisure	3.9%
Consumer Staples	3.5%
Retailing	3.1%
Autos & Housing	3.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of February 28, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2018, Class A shares of the MFS New Discovery Value Fund (“fund”) provided a total return of 4.98%, at net asset value. This compares with a return of 2.96% for the fund’s benchmark, the Russell 2000® Value Index.

Market Environment

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US during the period fueled, in part, by a more lenient US regulatory backdrop and a significant cut in personal and corporate tax rates.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, in the second half of the period, the Bank of England hiked its policy rate for the first time in a decade. European growth reflected a generally calmer political economic backdrop, though anti-establishment parties continue to increase their representation in European parliaments. Bond yields in most developed markets rose moderately late in the period, but remain low by historical measures, while credit spreads remain narrow.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market leveled off, constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a sell-off in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement and significant additional policy action ramped up in early 2018, with tariffs placed on several categories of US imports.

Contributors to Performance

Strong stock selection within the basic materials sector contributed to performance relative to the Russell 2000® Value Index, led by the fund’s position in industrial

3

Management Review – continued

coatings and pigment producer Ferro (b). The share price of Ferro appreciated after the company reported solid earnings, driven primarily by strong organic volume growth. Additionally, the company benefited from the early implementation of its plan to mitigate rising raw material costs which, in turn, resulted in higher guidance forecasts.

A combination of security selection and an overweight allocation to the autos & housing sector bolstered relative returns. Within this sector, the fund’s holdings of commercial and residential landscape supplies distributor Siteone Landscape Supply  (b)(h), residential and commercial building materials manufacturer Owens Corning (b) and residential home building company Toll Brothers (b), and an overweight position in insulation products installer and distributor TopBuild (h), aided relative results. The share price of Siteone Landscape Supply rose during the period following net sales growth that came in ahead of expectations in spite of unexpected headwinds created by hurricanes Harvey and Irma.

Stock selection in the technology sector also supported relative performance, led by the fund’s position in enterprise software solutions and services provider NICE Systems (b) (Israel). Shares of NICE Systems advanced after the company reported robust earnings that reflected strong performance of the firm’s analytics division and accelerated momentum of cloud computing services.

An overweight position in the industrial goods & services sector further helped relative results. Here, an overweight position in information technology services provider ManTech International bolstered relative performance. ManTech International’s share price grew on the back of strong sales and robust new contract growth.

Stocks in other sectors that contributed to relative performance included the fund’s holdings of alternative investment manager Apollo Global Management LLC (b) and apparel retailer Urban Outfitters (b), and the timing of the fund’s ownership in shares of banking services provider Prosperity Bancshares.

Detractors from Performance

Weak stock selection within both the health care and energy sectors detracted from relative performance. Within the health care sector, not owning shares of biotechnology firm Bluebird Bio, Inc. and the fund’s position in community hospital operator LifePoint Health (b) hindered relative returns. The share price of Bluebird Bio appreciated following positive results from the company’s multiple myeloma cancer treatment that continued to demonstrate a remarkable clinical profile with the majority of patients showing positive responses to the drug. Within the energy sector, overweight positions in tubular services provider for oil and gas companies Frank’s International and oilfield services and drilling equipment provider Superior Energy Services (h), held back relative results. The share price of Frank’s International slipped during the period due to margin misses in both international and US offshore markets. Additionally, pricing headwinds in the North Sea region and flat volumes further weighed on the stock’s performance.

Security selection in the consumer staples sector also dampened relative performance. Here, the fund’s position in food producer TreeHouse Foods (b) hampered relative returns. The stock declined sharply in November after earnings results came in below consensus estimates, driven by weaker-than-expected gross margins. Additionally, the CEO’s departure from the company put further pressure on the share price.

4

Management Review – continued

Elsewhere, the fund’s holdings of financial services firm Element Fleet Management (b) (Canada), oil and gas pipeline company Boardwalk Pipeline Partners (b), property and casualty insurance firm Aspen Insurance Holdings (b) and real estate investment trust Corporate Office Properties Trust (b), and an overweight position in real estate investment trust Select Income REIT, held back relative results. The share price of Element Fleet Management slid towards the end of the period after the announcement of the CEO’s retirement. Additionally, weaker-than-expected operating income and the loss of a number of key large customers, further pressured the stock during the period.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 2/28/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/11	4.98%	11.71%	11.75%
B	5/26/11	4.21%	10.87%	10.91%
C	5/26/11	4.15%	10.86%	10.91%
I	5/26/11	5.26%	11.98%	12.02%
R1	5/26/11	4.20%	10.87%	10.91%
R2	5/26/11	4.78%	11.44%	11.48%
R3	5/26/11	5.04%	11.71%	11.76%
R4	5/26/11	5.28%	12.00%	12.03%
R6	7/02/12	5.36%	12.09%	13.86%
Comparative benchmark(s)
Russell 2000® Value Index (f)		2.96%	10.59%	10.12%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(1.05)%	10.39%	10.77%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.26%	10.61%	10.91%
C With CDSC (1% for 12 months) (v)		3.17%	10.86%	10.91%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2017 through February 28, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2017 through February 28, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/17	Ending Account Value 2/28/18	Expenses Paid During Period (p) 9/01/17-2/28/18
A	Actual	1.33%	$1,000.00	$1,060.07	$6.79
	Hypothetical (h)	1.33%	$1,000.00	$1,018.20	$6.66
B	Actual	2.08%	$1,000.00	$1,056.19	$10.60
	Hypothetical (h)	2.08%	$1,000.00	$1,014.48	$10.39
C	Actual	2.08%	$1,000.00	$1,056.47	$10.61
	Hypothetical (h)	2.08%	$1,000.00	$1,014.48	$10.39
I	Actual	1.08%	$1,000.00	$1,061.38	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.44	$5.41
R1	Actual	2.08%	$1,000.00	$1,056.15	$10.60
	Hypothetical (h)	2.08%	$1,000.00	$1,014.48	$10.39
R2	Actual	1.58%	$1,000.00	$1,059.53	$8.07
	Hypothetical (h)	1.58%	$1,000.00	$1,016.96	$7.90
R3	Actual	1.33%	$1,000.00	$1,060.62	$6.80
	Hypothetical (h)	1.33%	$1,000.00	$1,018.20	$6.66
R4	Actual	1.08%	$1,000.00	$1,061.57	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.44	$5.41
R6	Actual	0.97%	$1,000.00	$1,062.36	$4.96
	Hypothetical (h)	0.97%	$1,000.00	$1,019.98	$4.86

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/28/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)
Aerospace - 2.1%
CACI International, Inc., “A” (a)	86,741	$12,928,746
ManTech International Corp., “A”	262,951	14,822,548

		$27,751,294
Automotive - 0.0%
Fenix Parts, Inc. (a)(l)	987,676	$367,416

Brokerage & Asset Managers - 1.8%
Apollo Global Management LLC, “A”	259,902	$8,524,786
TMX Group Ltd.	243,888	14,579,682

		$23,104,468
Business Services - 3.5%
Cotiviti Holdings, Inc. (a)	198,207	$6,641,917
Forrester Research, Inc.	168,493	6,823,966
PRA Group, Inc. (a)	288,896	11,064,717
Travelport Worldwide Ltd.	1,436,761	20,473,844

		$45,004,444
Chemicals - 0.8%
Ingevity Corp. (a)	139,863	$10,477,137

Computer Software - 2.0%
8x8, Inc. (a)	441,646	$8,060,039
Sabre Corp.	801,913	18,419,942

		$26,479,981
Computer Software - Systems - 4.1%
Model N, Inc. (a)	461,337	$7,888,863
NICE Systems Ltd., ADR (a)	172,968	16,706,979
Presidio, Inc. (a)	789,950	11,549,069
Verint Systems, Inc. (a)	438,298	17,049,792

		$53,194,703
Construction - 3.1%
Armstrong World Industries, Inc. (a)	172,870	$10,424,061
GMS, Inc. (a)	303,091	9,383,697
Owens Corning	121,939	9,913,641
Toll Brothers, Inc.	227,805	9,984,693

		$39,706,092

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.1%
Sensient Technologies Corp.	192,293	$13,835,481

Consumer Services - 0.5%
ServiceMaster Global Holdings, Inc. (a)	131,538	$6,755,792

Containers - 2.6%
Berry Global Group, Inc. (a)	337,806	$18,376,646
Graphic Packaging Holding Co.	1,009,306	15,452,475

		$33,829,121
Electrical Equipment - 4.8%
AZZ, Inc.	226,327	$9,245,458
HD Supply Holdings, Inc. (a)	413,772	14,999,235
MSC Industrial Direct Co., Inc., “A”	169,746	14,849,380
TriMas Corp. (a)	507,447	13,142,877
WESCO International, Inc. (a)	161,462	10,051,010

		$62,287,960
Electronics - 2.4%
Integrated Device Technology, Inc. (a)	214,925	$6,520,824
OSI Systems, Inc. (a)	177,567	11,211,580
Plexus Corp. (a)	211,486	12,756,836

		$30,489,240
Energy - Independent - 1.0%
Energen Corp. (a)	244,393	$13,370,741

Engineering - Construction - 1.6%
KBR, Inc.	899,873	$13,624,077
Team, Inc. (a)	444,367	7,265,401

		$20,889,478
Entertainment - 2.1%
IMAX Corp. (a)	571,567	$12,060,064
Merlin Entertainment	1,719,343	8,020,332
Parques Reunidos Servicios Centrales S.A.U.	411,929	6,754,318

		$26,834,714
Food & Beverages - 2.4%
Cal-Maine Foods, Inc. (a)	313,373	$13,349,690
Hostess Brands, Inc. (a)	824,774	10,095,234
TreeHouse Foods, Inc. (a)	204,726	7,783,682

		$31,228,606

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 3.6%
Aspen Insurance Holdings Ltd.	211,284	$7,690,737
Everest Re Group Ltd.	45,166	10,850,680
Hanover Insurance Group, Inc.	149,724	16,156,717
Safety Insurance Group, Inc.	80,037	5,710,640
Third Point Reinsurance Ltd. (a)	479,309	6,662,395

		$47,071,169
Leisure & Toys - 1.2%
Brunswick Corp.	278,485	$15,929,342

Machinery & Tools - 5.5%
Gardner Denver Holdings, Inc. (a)	197,383	$6,318,230
Herman Miller, Inc.	386,577	13,878,114
ITT, Inc.	296,204	14,863,517
Regal Beloit Corp.	183,071	13,236,033
Ritchie Bros. Auctioneers, Inc.	428,979	13,894,630
SPX FLOW, Inc. (a)	188,872	9,209,399

		$71,399,923
Medical & Health Technology & Services - 4.3%
HMS Holdings Corp. (a)	928,665	$14,895,786
LifePoint Health, Inc. (a)	255,158	11,762,784
MEDNAX, Inc. (a)	150,100	8,252,498
Premier, Inc., “A” (a)	632,766	20,976,193

		$55,887,261
Medical Equipment - 1.0%
Steris PLC	137,537	$12,557,128

Natural Gas - Distribution - 1.2%
New Jersey Resources Corp.	399,590	$15,224,379

Natural Gas - Pipeline - 1.2%
Boardwalk Pipeline Partners LP	1,363,451	$15,366,093

Oil Services - 3.0%
Forum Energy Technologies, Inc. (a)	420,772	$4,754,724
Frank’s International N.V.	2,043,179	10,685,826
Liberty Oilfield Services, Inc. (a)	383,931	7,137,277
NOW, Inc. (a)	1,050,930	9,973,326
Patterson-UTI Energy, Inc.	366,649	6,625,347

		$39,176,500

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 19.3%
Air Lease Corp.	233,921	$10,215,330
Bank of Hawaii Corp.	126,038	10,336,376
Berkshire Hills Bancorp, Inc.	398,785	14,655,349
Brookline Bancorp, Inc.	726,178	11,509,921
Cathay General Bancorp, Inc.	343,761	14,114,827
Element Fleet Management Corp.	1,415,625	5,372,579
First Hawaiian, Inc.	611,120	16,983,025
First Interstate BancSystem, Inc.	373,271	14,744,205
Glacier Bancorp, Inc.	450,401	17,520,599
Hanmi Financial Corp.	406,315	12,412,923
Lakeland Financial Corp.	305,301	13,833,188
Prosperity Bancshares, Inc.	259,126	19,434,450
Sandy Spring Bancorp, Inc.	325,337	12,610,062
Santander Consumer USA Holdings, Inc.	409,208	6,690,551
TCF Financial Corp.	642,087	14,318,540
Texas Capital Bancshares, Inc. (a)	72,320	6,523,264
Textainer Group Holdings Ltd. (a)	591,516	9,641,711
UMB Financial Corp.	260,348	19,005,404
Wintrust Financial Corp.	247,280	20,897,633

		$250,819,937
Pharmaceuticals - 0.7%
Genomma Lab Internacional S.A., “B” (a)	7,812,072	$8,450,008

Pollution Control - 1.8%
Advanced Disposal Services, Inc. (a)	427,175	$9,560,177
Clean Harbors, Inc. (a)	270,927	13,527,385

		$23,087,562
Real Estate - 7.3%
Brixmor Property Group Inc., REIT	636,778	$9,895,530
Corporate Office Properties Trust, REIT	367,788	9,179,989
Life Storage, Inc., REIT	199,374	15,662,821
Medical Properties Trust, Inc., REIT	1,391,667	17,061,837
Select Income REIT	857,546	15,581,611
STAG Industrial, Inc., REIT	731,557	16,657,553
Store Capital Corp., REIT	437,428	10,428,284

		$94,467,625
Restaurants - 0.6%
Dave & Buster’s, Inc. (a)	178,212	$7,978,551

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 3.9%
Ferro Corp. (a)	428,387	$9,163,198
Ferroglobe PLC (a)	478,950	7,739,832
Orion Engineered Carbons S.A.	338,592	9,328,210
RPM International, Inc.	290,531	14,459,728
Univar, Inc. (a)	344,736	9,931,844

		$50,622,812
Specialty Stores - 3.1%
Express, Inc. (a)	389,948	$2,815,425
Michaels Co., Inc. (a)	539,772	12,420,154
Tuesday Morning Corp. (a)(l)	978,077	3,080,942
Urban Outfitters, Inc. (a)	348,689	12,305,235
Zumiez, Inc. (a)	485,789	9,570,043

		$40,191,799
Utilities - Electric Power - 4.3%
Black Hills Corp.	404,010	$20,519,668
El Paso Electric Co.	311,994	15,162,908
Portland General Electric Co.	509,763	20,252,884

		$55,935,460
Total Common Stocks (Identified Cost, $1,157,366,689)		$1,269,772,217

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.52% (v) (Identified Cost, $25,266,839)	25,271,435	$25,268,908

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.37% (j) (Identified Cost, $416,557)	416,557	$416,557

Other Assets, Less Liabilities - 0.1%		936,403
Net Assets - 100.0%		$1,296,394,085

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $25,268,908 and $1,270,188,774, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

15

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $354,917 of securities on loan (identified cost, $1,157,783,246)	$1,270,188,774
Investments in affiliated issuers, at value (identified cost, $25,266,839)	25,268,908
Cash	1,084,890
Receivables for
Investments sold	7,500,265
Fund shares sold	4,305,987
Interest and dividends	1,362,513
Other assets	4,866
Total assets	$1,309,716,203
Liabilities
Payables for
Investments purchased	$11,116,170
Fund shares reacquired	1,369,845
Collateral for securities loaned, at value	416,557
Payable to affiliates
Investment adviser	78,585
Shareholder servicing costs	149,140
Distribution and service fees	7,146
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	184,661
Total liabilities	$13,322,118
Net assets	$1,296,394,085
Net assets consist of
Paid-in capital	$1,156,939,401
Unrealized appreciation (depreciation)	112,407,597
Accumulated net realized gain (loss)	26,739,472
Undistributed net investment income	307,615
Net assets	$1,296,394,085
Shares of beneficial interest outstanding	86,642,776

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$250,524,988	16,790,423	$14.92
Class B	6,328,820	439,465	14.40
Class C	52,615,857	3,670,519	14.33
Class I	351,938,627	23,460,611	15.00
Class R1	1,227,735	85,201	14.41
Class R2	2,348,965	157,994	14.87
Class R3	26,095,352	1,744,611	14.96
Class R4	5,468,590	364,080	15.02
Class R6	599,845,151	39,929,872	15.02

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.83 [100 / 94.25 x $14.92]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$15,143,616
Dividends from affiliated issuers	194,944
Income on securities loaned	101,844
Foreign taxes withheld	(163,064)
Total investment income	$15,277,340
Expenses
Management fee	$9,507,605
Distribution and service fees	1,309,422
Shareholder servicing costs	695,062
Administrative services fee	175,661
Independent Trustees’ compensation	17,198
Custodian fee	68,217
Shareholder communications	138,781
Audit and tax fees	58,048
Legal fees	14,458
Miscellaneous	281,022
Total expenses	$12,265,474
Reduction of expenses by investment adviser and distributor	(88,961)
Net expenses	$12,176,513
Net investment income (loss)	$3,100,827
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$68,704,421
Affiliated issuers	(8,409)
Foreign currency	1,025
Net realized gain (loss)	$68,697,037
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$(24,330,608)
Affiliated issuers	1,860
Translation of assets and liabilities in foreign currencies	18
Net unrealized gain (loss)	$(24,328,730)
Net realized and unrealized gain (loss)	$44,368,307
Change in net assets from operations	$47,469,134

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/18	2/28/17
Change in net assets
From operations
Net investment income (loss)	$3,100,827	$2,679,286
Net realized gain (loss)	68,697,037	46,500,198
Net unrealized gain (loss)	(24,328,730)	128,542,846
Change in net assets from operations	$47,469,134	$177,722,330
Distributions declared to shareholders
From net investment income	$(2,500,210)	$(3,324,236)
From net realized gain	(58,234,938)	(25,045,933)
Total distributions declared to shareholders	$(60,735,148)	$(28,370,169)
Change in net assets from fund share transactions	$443,720,146	$302,281,941
Total change in net assets	$430,454,132	$451,634,102
Net assets
At beginning of period	865,939,953	414,305,851
At end of period (including undistributed net investment income of $307,615 and $8,810, respectively)	$1,296,394,085	$865,939,953

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	2/28/18		2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$14.99		$11.40		$12.98	$13.24	$11.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02		$0.03	(c)	$0.05	$0.01	$0.02
Net realized and unrealized gain (loss)	0.72		4.18		(1.26)	0.55	3.02
Total from investment operations	$0.74		$4.21		$(1.21)	$0.56	$3.04
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$(0.06)		$(0.05)	$(0.01)	$(0.03)
From net realized gain	(0.81)		(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.81)		$(0.62)		$(0.37)	$(0.82)	$(1.17)
Net asset value, end of period (x)	$14.92		$14.99		$11.40	$12.98	$13.24
Total return (%) (r)(s)(t)(x)	4.98		37.22	(c)	(9.38)	4.60	27.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33		1.43	(c)	1.55	1.58	1.59
Expenses after expense reductions (f)	1.32		1.39	(c)	1.39	1.45	1.45
Net investment income (loss)	0.12		0.22	(c)	0.38	0.10	0.14
Portfolio turnover	60		60		60	53	55
Net assets at end of period (000 omitted)	$250,525		$189,746		$52,645	$18,215	$19,101

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$14.60	$11.16		$12.76	$13.11	$11.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.07	)(c)	$(0.05)	$(0.08)	$(0.08)
Net realized and unrealized gain (loss)	0.70	4.08		(1.23)	0.54	3.00
Total from investment operations	$0.61	$4.01		$(1.28)	$0.46	$2.92
Less distributions declared to shareholders
From net investment income	$—	$(0.01)		$—	$—	$—
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.81)	$(0.57)		$(0.32)	$(0.81)	$(1.14)
Net asset value, end of period (x)	$14.40	$14.60		$11.16	$12.76	$13.11
Total return (%) (r)(s)(t)(x)	4.21	36.17	(c)	(10.10)	3.90	26.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.18	(c)	2.28	2.34	2.33
Expenses after expense reductions (f)	2.07	2.14	(c)	2.14	2.20	2.20
Net investment income (loss)	(0.63)	(0.54	)(c)	(0.38)	(0.65)	(0.60)
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$6,329	$5,872		$1,545	$1,503	$954

Class C	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$14.54	$11.11		$12.73	$13.09	$11.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06	)(c)	$(0.04)	$(0.08)	$(0.08)
Net realized and unrealized gain (loss)	0.69	4.05		(1.23)	0.53	3.00
Total from investment operations	$0.60	$3.99		$(1.27)	$0.45	$2.92
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.03)	$—	$—
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.81)	$(0.56)		$(0.35)	$(0.81)	$(1.14)
Net asset value, end of period (x)	$14.33	$14.54		$11.11	$12.73	$13.09
Total return (%) (r)(s)(t)(x)	4.15	36.17	(c)	(10.08)	3.83	26.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.18	(c)	2.30	2.33	2.34
Expenses after expense reductions (f)	2.07	2.14	(c)	2.14	2.19	2.20
Net investment income (loss)	(0.64)	(0.46	)(c)	(0.37)	(0.64)	(0.61)
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$52,616	$63,140		$35,227	$4,144	$3,043

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$15.06	$11.44		$13.01	$13.28	$11.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	(c)	$0.08	$0.04	$0.05
Net realized and unrealized gain (loss)	0.73	4.20		(1.26)	0.54	3.03
Total from investment operations	$0.79	$4.26		$(1.18)	$0.58	$3.08
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)		$(0.07)	$(0.04)	$(0.05)
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.85)	$(0.64)		$(0.39)	$(0.85)	$(1.19)
Net asset value, end of period (x)	$15.00	$15.06		$11.44	$13.01	$13.28
Total return (%) (r)(s)(t)(x)	5.26	37.54	(c)	(9.15)	4.84	27.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.18	(c)	1.29	1.34	1.33
Expenses after expense reductions (f)	1.07	1.14	(c)	1.14	1.20	1.20
Net investment income (loss)	0.37	0.42	(c)	0.62	0.34	0.41
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$351,939	$242,154		$31,278	$13,567	$7,464

Class R1	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$14.61	$11.16		$12.76	$13.12	$11.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06	)(c)	$(0.05)	$(0.08)	$(0.07)
Net realized and unrealized gain (loss)	0.70	4.07		(1.23)	0.53	2.99
Total from investment operations	$0.61	$4.01		$(1.28)	$0.45	$2.92
Less distributions declared to shareholders
From net investment income	$—	$—		$—	$—	$—
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.81)	$(0.56)		$(0.32)	$(0.81)	$(1.14)
Net asset value, end of period (x)	$14.41	$14.61		$11.16	$12.76	$13.12
Total return (%) (r)(s)(t)(x)	4.20	36.19	(c)	(10.10)	3.82	26.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.18	(c)	2.28	2.33	2.32
Expenses after expense reductions (f)	2.07	2.14	(c)	2.14	2.20	2.20
Net investment income (loss)	(0.64)	(0.45	)(c)	(0.37)	(0.64)	(0.59)
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$1,228	$210		$200	$302	$288

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$14.97	$11.40		$12.96	$13.25	$11.39
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	(0.00	)(c)(w)	$0.02	$(0.02)	$(0.01)
Net realized and unrealized gain (loss)	0.73	4.17		(1.25)	0.54	3.01
Total from investment operations	$0.71	$4.17		$(1.23)	$0.52	$3.00
Less distributions declared to shareholders
From net investment income	$—	$(0.04)		$(0.01)	$—	$(0.00	)(w)
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.81)	$(0.60)		$(0.33)	$(0.81)	$(1.14)
Net asset value, end of period (x)	$14.87	$14.97		$11.40	$12.96	$13.25
Total return (%) (r)(s)(t)(x)	4.78	36.81	(c)	(9.58)	4.32	27.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.68	(c)	1.78	1.83	1.83
Expenses after expense reductions (f)	1.57	1.64	(c)	1.64	1.70	1.70
Net investment income (loss)	(0.13)	(0.02	)(c)	0.14	(0.15)	(0.09)
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$2,349	$1,216		$528	$567	$488

Class R3	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$15.03	$11.43		$13.00	$13.27	$11.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01	(c)	$0.04	$0.01	$0.02
Net realized and unrealized gain (loss)	0.73	4.20		(1.24)	0.54	3.02
Total from investment operations	$0.75	$4.21		$(1.20)	$0.55	$3.04
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)		$(0.05)	$(0.01)	$(0.02)
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.82)	$(0.61)		$(0.37)	$(0.82)	$(1.16)
Net asset value, end of period (x)	$14.96	$15.03		$11.43	$13.00	$13.27
Total return (%) (r)(s)(t)(x)	5.04	37.11	(c)	(9.30)	4.57	27.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.46	(c)	1.55	1.59	1.58
Expenses after expense reductions (f)	1.32	1.39	(c)	1.39	1.45	1.45
Net investment income (loss)	0.11	0.08	(c)	0.36	0.10	0.15
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$26,095	$14,208		$2,095	$739	$513

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$15.08	$11.46		$13.03	$13.29	$11.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	(c)	$0.08	$0.05	$0.05
Net realized and unrealized gain (loss)	0.73	4.20		(1.26)	0.54	3.03
Total from investment operations	$0.79	$4.26		$(1.18)	$0.59	$3.08
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)		$(0.07)	$(0.04)	$(0.05)
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.85)	$(0.64)		$(0.39)	$(0.85)	$(1.19)
Net asset value, end of period (x)	$15.02	$15.08		$11.46	$13.03	$13.29
Total return (%) (r)(s)(t)(x)	5.28	37.46	(c)	(9.12)	4.89	27.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.20	(c)	1.29	1.33	1.32
Expenses after expense reductions (f)	1.07	1.14	(c)	1.14	1.20	1.20
Net investment income (loss)	0.36	0.45	(c)	0.65	0.35	0.42
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$5,469	$2,440		$584	$178	$156

Class R6	Year ended
	2/28/18	2/28/17		2/29/16	2/28/15	2/28/14
Net asset value, beginning of period	$15.08	$11.45		$13.02	$13.28	$11.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	(c)	$0.09	$0.06	$0.06
Net realized and unrealized gain (loss)	0.73	4.18		(1.26)	0.55	3.01
Total from investment operations	$0.80	$4.28		$(1.17)	$0.61	$3.07
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)		$(0.08)	$(0.06)	$(0.05)
From net realized gain	(0.81)	(0.56)		(0.32)	(0.81)	(1.14)
Total distributions declared to shareholders	$(0.86)	$(0.65)		$(0.40)	$(0.87)	$(1.19)
Net asset value, end of period (x)	$15.02	$15.08		$11.45	$13.02	$13.28
Total return (%) (r)(s)(t)(x)	5.36	37.68	(c)	(9.09)	5.00	27.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.07	(c)	1.21	1.23	1.26
Expenses after expense reductions (f)	0.96	1.02	(c)	1.06	1.10	1.15
Net investment income (loss)	0.47	0.73	(c)	0.71	0.45	0.48
Portfolio turnover	60	60		60	53	55
Net assets at end of period (000 omitted)	$599,845	$346,955		$290,204	$312,860	$278,450

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

27

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

28

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of February 28, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,186,665,478	$—	$—	$1,186,665,478
Canada	33,846,892	—	—	33,846,892
Israel	16,706,979	—	—	16,706,979
Luxembourg	9,328,210	—	—	9,328,210
Mexico	8,450,008	—	—	8,450,008
United Kingdom	—	8,020,332	—	8,020,332
Spain	6,754,318	—	—	6,754,318
Mutual Funds	25,685,465	—	—	25,685,465
Total	$1,287,437,350	$8,020,332	$—	$1,295,457,682

For further information regarding security characteristics, see the Portfolio of

Investments. The fund held worthless level 3 securities at the beginning of the period which were disposed of during the period for $0 and no realized gain or loss.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral

29

Notes to Financial Statements – continued

value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $354,917. The fair value of the fund’s investment securities on loan and a related liability of $416,557 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain

30

Notes to Financial Statements – continued

countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/18	Year ended 2/28/17
Ordinary income (including any short-term capital gains)	$29,802,893	$11,381,210
Long-term capital gains	30,932,255	16,988,959
Total distributions	$60,735,148	$28,370,169

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/18
Cost of investments	$1,191,179,194
Gross appreciation	165,089,549
Gross depreciation	(60,811,061)
Net unrealized appreciation (depreciation)	$104,278,488
Undistributed ordinary income	16,102,882
Undistributed long-term capital gain	18,336,196
Other temporary differences	737,118

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s

31

Notes to Financial Statements – continued

distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 2/28/18	Year ended 2/28/17	Year ended 2/28/18	Year ended 2/28/17
Class A	$2,738	$642,448	$12,167,902	$5,610,928
Class B	—	2,362	345,323	160,295
Class C	—	—	3,370,695	2,161,325
Class I	632,564	851,123	12,811,827	5,495,450
Class R1	—	—	60,033	10,479
Class R2	—	2,442	88,938	36,223
Class R3	17,369	13,145	1,175,851	143,669
Class R4	13,126	7,727	235,567	51,233
Class R6	1,834,413	1,804,989	27,978,802	11,376,331
Total	$2,500,210	$3,324,236	$58,234,938	$25,045,933

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2018, this management fee reduction amounted to $87,844, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2019. For the year ended February 28, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

32

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $222,427 for the year ended February 28, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$557,733
Class B	0.75%	0.25%	1.00%	1.00%	62,771
Class C	0.75%	0.25%	1.00%	1.00%	621,800
Class R1	0.75%	0.25%	1.00%	1.00%	8,935
Class R2	0.25%	0.25%	0.50%	0.50%	7,785
Class R3	—	0.25%	0.25%	0.25%	50,398
Total Distribution and Service Fees					$1,309,422

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2018, this rebate amounted to $1,066, $16, and $35 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2018, were as follows:

Amount
Class A	$11,632
Class B	7,401
Class C	18,255

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

33

Notes to Financial Statements – continued

year ended February 28, 2018, the fee was $51,921, which equated to 0.0049% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $643,141.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2018 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2018, the fee paid by the fund under this agreement was $1,758 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 10,616 shares of Class I for an aggregate amount of $128,342. On June 29, 2016, MFS redeemed 4,082 shares of Class R3 for an aggregate amount of $51,760. On August 15, 2017, MFS redeemed 821, 4,360, and 4,359 shares of Class R1, Class R2, and Class R4, respectively, for an aggregate amount of $136,534.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2018, the fund

34

Notes to Financial Statements – continued

engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,746,918 and $2,368,448, respectively. The sales transactions resulted in net realized gains (losses) of $687,193.

Effective January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. This reimbursement, if any, will be determined in arrears on a quarterly basis beginning with the quarter ending March 31, 2018.

(4) Portfolio Securities

For the year ended February 28, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,002,486,098 and $631,041,826, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,620,306	$115,730,935	10,572,308	$146,078,659
Class B	111,800	1,626,432	278,540	3,808,776
Class C	953,724	13,897,391	1,342,515	18,024,707
Class I	18,261,014	280,012,577	15,118,518	212,258,680
Class R1	98,395	1,425,401	9,576	133,936
Class R2	122,873	1,876,309	49,281	690,710
Class R3	1,042,355	16,091,843	832,454	11,966,668
Class R4	257,328	4,001,163	144,231	2,088,076
Class R6	19,772,291	299,835,093	4,627,016	68,409,141
	48,240,086	$734,497,144	32,974,439	$463,459,353

Shares issued to shareholders in reinvestment of distributions
Class A	807,105	$12,148,651	434,140	$6,244,914
Class B	23,438	341,528	11,476	160,970
Class C	232,673	3,369,313	155,133	2,160,472
Class I	828,351	12,590,628	393,274	5,692,541
Class R1	4,111	60,033	749	10,479
Class R2	5,928	88,938	2,692	38,665
Class R3	78,797	1,193,220	10,904	156,814
Class R4	16,338	248,693	4,074	58,960
Class R6	1,895,003	28,768,656	897,854	12,913,008
	3,891,744	$58,809,660	1,910,296	$27,436,823

35

Notes to Financial Statements – continued

	Year ended 2/28/18		Year ended 2/28/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,296,440)	$(64,867,911)	(2,964,975)	$(42,244,629)
Class B	(97,933)	(1,422,812)	(26,302)	(356,871)
Class C	(1,859,500)	(27,477,643)	(325,354)	(4,401,666)
Class I	(11,707,017)	(175,534,080)	(2,167,786)	(30,202,526)
Class R1	(31,691)	(461,413)	(13,827)	(189,877)
Class R2	(52,011)	(766,295)	(17,073)	(241,744)
Class R3	(321,589)	(4,934,484)	(81,649)	(1,151,799)
Class R4	(71,354)	(1,084,630)	(37,512)	(533,842)
Class R6	(4,743,740)	(73,037,390)	(7,865,928)	(109,291,281)
	(23,181,275)	$(349,586,658)	(13,500,406)	$(188,614,235)

Net change
Class A	4,130,971	$63,011,675	8,041,473	$110,078,944
Class B	37,305	545,148	263,714	3,612,875
Class C	(673,103)	(10,210,939)	1,172,294	15,783,513
Class I	7,382,348	117,069,125	13,344,006	187,748,695
Class R1	70,815	1,024,021	(3,502)	(45,462)
Class R2	76,790	1,198,952	34,900	487,631
Class R3	799,563	12,350,579	761,709	10,971,683
Class R4	202,312	3,165,226	110,793	1,613,194
Class R6	16,923,554	255,566,359	(2,341,058)	(27,969,132)
	28,950,555	$443,720,146	21,384,329	$302,281,941

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 7%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the

36

Notes to Financial Statements – continued

average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 28, 2018, the fund’s commitment fee and interest expense were $6,514 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		58,893,027	519,376,507	(552,998,099)	25,271,435

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(8,409)	$1,860	$—	$194,944	$25,268,908

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS New Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting the MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust XIII) at February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by

38

Report of Independent Registered Public Accounting Firm – continued

management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 13, 2018

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	137	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	137	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	137	Private investor	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	137	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	137	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	137	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	137	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 61)	Trustee	March 2017	137	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 62)	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	137	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	137	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	137	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company, Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	137	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $36,647,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 24.54% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2018 and 2017, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Government Securities Fund	53,693	52,554

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Diversified Income Fund	57,482	56,262
MFS New Discovery Value Fund	45,328	44,369
Total	102,810	100,631

For the fiscal years ended February 28, 2018 and 2017, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	7,043	6,891	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund *	0	0	0	0	5,390	5,000

	Aggregate fees for non-audit services
	2018	2017
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	402,112	526,960

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	9,536	8,278	2,062	2,354
To MFS New Discovery Value Fund	0	0	8,476	11,329	1,243	1,421
Total fees billed by E&Y To above Funds	0	0	18,012	19,607	3,305	3,775

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,767,893	1,079,010	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,767,893	1,079,010	0	0	102,450	99,450

	Aggregate fees for non-audit services
	2018	2017
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,048,941	1,346,692
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,047,062	1,348,810

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: April 13, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: April 13, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 13, 2018

*	Print name and title of each signing officer under his or her signature.